UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Eagle Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2021
To our stockholders:
We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Pharmaceuticals, Inc. The meeting will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2021 on Tuesday, July 13, 2021 at 10:00 a.m. Eastern Time.
Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of 2021 Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this Proxy Statement and our 2020 Annual Report for the fiscal year ended December 31, 2020. The notice contains instructions on how to access those documents online. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2019 Annual Report and a form of proxy card or voting instruction card. We believe that providing our proxy materials online increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by proxy online or by telephone by following the instructions on the notice you received, or, if you receive a paper copy of our proxy materials by mail, by completing and returning the proxy card or voting instruction card mailed to you. Please carefully review the instructions for each of your voting options described in this proxy statement as well as in the notice you received in the mail.
Thank you for your ongoing support of, and continued interest in, Eagle Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
Scott Tarriff
Chief Executive Officer and Director

EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315
WOODCLIFF LAKE, NEW JERSEY 07677
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be held on July 13, 2021
To the stockholders of Eagle Pharmaceuticals, Inc.:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of EAGLE PHARMACEUTICALS, INC., a Delaware corporation (the “Company”) will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2021 on Tuesday, July 13, 2021 at 10:00 a.m. local time. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:
1.
To elect the two (2) nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement; and

4.
To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 14, 2021. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/EGRX2021 and entering the 16-digit Control Number included in your Notice of Internet Availability of Proxy Materials or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 10:00 a.m. local time, on Tuesday, July 13, 2021.We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders of record and beneficial owners as of the record date a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2020 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2020 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2020 Annual Report on Form 10-K by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person, by submitting your proxy via the Internet or telephone as indicated on the proxy card or by signing, dating and returning the proxy card.
By Order of the Board of Directors
Scott Tarriff
Chief Executive Officer and Director
Woodcliff Lake, NJ
April 30, 2021

PROXY STATEMENT
FOR
2021 ANNUAL MEETING OF STOCKHOLDERS

i

ii

EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315, WOODCLIFF LAKE, NJ 07677
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
To be held on July 13, 2021
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Who is soliciting my vote?
We are providing you with these proxy materials because the Board of Directors of Eagle Pharmaceuticals, Inc. (the “Board”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Pharmaceuticals, Inc., including at any adjournments or postponements thereof, to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2021 on July 13, 2021 at 10:00 a.m. local time.
As used in this proxy statement (“Proxy Statement”), references to “we,” “us,” “our,” “Eagle” and the “Company” refer to Eagle Pharmaceuticals, Inc. and our subsidiary, Eagle Biologics, Inc. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Do I need to attend the Annual Meeting to vote?
You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, are first being distributed and made available on or about July 13, 2021.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet rather than printing and mailing the proxy materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.
The Notice will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement, proxy card and 2020 Annual Report on Form 10-K, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail. The Notice will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement and our 2020 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this document.
We intend to mail the Notice on or about May 15, 2021 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ending December 31, 2021 will be available to stockholders on the Internet on such date.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless (1) you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion, to send you a proxy card and a second Notice, which we may send on or after May 25, 2021.

How do I attend the Annual Meeting?
In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/EGRX2021. You will not be able to attend the annual meeting in person. If you attend the annual meeting online, you will be able to vote and submit questions, at www.virtualshareholdermeeting.com/EGRX2021.You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the 2021 Annual Meeting. Beneficial owners who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you do not have your 16-digit control number, you will be able to access and listen to the 2021 Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting web portal.
For the annual meeting, how do we ask questions of management and the board?
We plan to have a Q&A session at the annual meeting and will include as many stockholder questions as the allotted time permits. Stockholders may submit questions that are relevant to our business in advance of the annual meeting as well as live during the annual meeting. Questions may be submitted during the annual meeting through www.virtualshareholdermeeting.com/EGRX2021.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON July 13, 2021:
This Proxy Statement, the accompanying proxy card or voting instruction card and our 2020 Annual Report on Form 10-K are available at www.proxyvote.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on May 14, 2021 will be entitled to vote at the Annual Meeting. On April 28, 2021, there were 13,118,985 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on May 14, 2021, your shares are registered directly in your name with Eagle’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy in advance on the Internet or by phone as instructed in the Notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the Notice, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on May 14, 2021, your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials and proxy card will be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I being asked to vote on?
There are three matters scheduled for a vote:
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Proposal 1: Election of two Class I directors to hold office until the 2024 Annual Meeting of Stockholders;

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Proposal 2: Ratification of the selection by the audit committee of the Board of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

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Proposal 3: Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For both the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021 and for the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of May 14, 2021, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
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To vote by Internet:

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Before the Annual Meeting.   To vote through the internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m. Eastern Time, on July 12, 2021 to be counted.

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During the Annual Meeting.   Attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EGRX2021 and follow the instructions posted there. Please have your control number from the Notice of Internet Availability to join the Annual Meeting.

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To vote in advance of the Annual Meeting over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on July 12, 2021 to be counted.

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To vote in advance of the Annual Meeting through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on July 12, 2021 to be counted.

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To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you will receive a Notice containing voting instructions from that organization rather than from Eagle. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the Internet, over the telephone, by requesting and returning a printed proxy card or by submitting a ballot in person at the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of May 14, 2021.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, online, by completing the printed proxy card that may be delivered to you, or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on the election of directors (Proposal 1) or the advisory vote on executive compensation (Proposal 3) without your instructions, but may vote your shares on the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal 2) even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the two nominees for director named in this Proxy Statement, “For” the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and “For” the advisory vote on executive compensation. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice you receive to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

2.
You may grant a subsequent proxy by telephone or through the Internet;

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You may send a timely written notice that you are revoking your earlier-dated proxy to Eagle’s Secretary at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677; or

4.
You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2021, to the attention of the Secretary of Eagle Pharmaceuticals, Inc. at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677. However, if the date of our 2022 Annual Meeting is not held between June 13, 2022 and August 12, 2022, to be timely, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2022 Annual Meeting of Stockholders.
Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2022 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not later than the close of business on April 14, 2022 nor earlier than the close of business on March 15, 2022. However, if the date of our 2022 Annual Meeting is not held between June 13, 2022 and August 12, 2022, to be timely, then the deadline shall be not later than the close of business on the later of (i) April 14, 2022 or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made, nor earlier than the close of business on March 15, 2022.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (1) for the proposal to elect directors, votes “For,” “Withheld,” and broker non-votes; (2) with respect to the proposal to ratify the selection of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, votes “For,” “Against”, abstentions and, if applicable, broker non-votes; and (3) with respect to the proposal to approve, on an advisory basis, the compensation of our named executive officers, votes “For,” “Against,” abstentions and broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2 and 3 and will have the same effect as “Against” votes.
What are “broker non-votes”?
If you are the beneficial owner of shares held in “street name,” your shares may constitute “broker non-votes.” Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent or nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent or nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), which generally apply to all brokers, bank or other agents or nominees, on voting matters characterized by the NYSE as “routine,” NYSE member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only Proposal 2 is considered a “routine” matter for this purpose and brokers, banks or other agents or nominees generally have discretionary voting power with respect to such proposal. Proposal 1 and Proposal 3 are not considered routine matters, and without your instructions, your broker cannot vote your shares for those proposals. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
For Proposal No. 1, the election of directors, the two nominees receiving the most “For” votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. Broker non-votes will have no effect.
To be approved, Proposal No. 2, the ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain,” it will have the same effect as an “Against” vote. This proposal is a matter on which a broker, bank or other agent or nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to Proposal 2.
Proposal No. 3, the advisory vote on the compensation of our named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain,” it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
Because your vote on Proposal 3 is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person, by remote communication, if applicable, or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal 1
Election of Directors
Eagle’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Any vacancy in the Board may be filled by the vote of a majority of the directors then in office or by the stockholders at the next annual meeting thereof or at a special meeting thereof. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified or until his or her earlier resignation, death or removal.
The Board presently has seven members. There are two Class I directors, which is the class of directors whose term of office expires in 2021. Each of the two nominees named below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The Company encourages its directors and nominees for director to attend the Annual Meeting. All of our current directors attended our 2020 Annual Meeting of Stockholders with the exception of Luciana Borio who was appointed to the Board subsequent to the 2020 annual meeting.
Vote required
Directors are elected by a plurality of the votes of the holders of shares present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.
Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Eagle. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
Director Resignation Policy
In June 2019, our Board amended our Corporate Governance Guidelines (which are available under the Investors section of our website at www.eagleus.com) to implement a director resignation policy. Under this policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “Withheld” from his or her election than votes “For” in such election) shall submit his or her offer of resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.

Director Nominees and Continuing Directors
The following table sets forth the names, ages as of the date of this Proxy Statement, and certain other information for each of the nominees for Class I directors and for each continuing director whose terms do not expire at the Annual Meeting.
Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1. Directors Whose Terms Expire at the Annual Meeting and Who Are Nominees for Terms Expiring at the 2024 Annual Meeting
Michael Graves(1)(2)(3)	I	58	Chairman of the Board	2013	2021	2024
Richard A. Edlin(2)(3)	I	60	Director	2017	2021	2024
2. Continuing Directors Whose Terms Do Not Expire at the Annual Meeting
Steven Ratoff(1)(2)	III	78	Director	2007	2020	—
Robert Glenning(1)(3)	III	60	Director	2016	2020	—
Scott Tarriff	II	61	CEO/Director	2007	2022	—
Jennifer K. Simpson(3)	II	52	Director	2019	2022	—
Luciana Borio	II	50	Director	2021	2022	—

(1)
Member of our audit committee.

(2)
Member of our compensation committee.

(3)
Member of our nominating and corporate governance committee.

Director Skills and Board Composition
The table below summarizes the qualifications, skills and experience of our current directors that are directly relevant to the Company’s business, operations and long-term strategy. We believe that these qualifications contribute to the Board’s effectiveness as a whole.

Nominees for Election for a Three-year Term Expiring at the 2024 Annual Meeting
Our nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the nominating and corporate governance committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the nominating and corporate governance committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the nominating and corporate governance committee to believe that these nominees should continue to serve on the Board. However, each of the members of the nominating and corporate governance committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Michael Graves
Michael Graves has served as a member of our Board since November 2013. In June 2016, our Board appointed Mr. Graves chairman of the Board. In January 2012, Mr. Graves joined the board of directors of RiboCor, Inc. and in December 2011, Mr. Graves was appointed executive chairman of the board of directors of Nanocopoeia, Inc., both private pharmaceutical companies. From May 2007 to July 2011, Mr. Graves served as the chief executive officer and president of Paddock Laboratories, Inc., a pharmaceutical company engaged in the manufacture, distribution and marketing of bioequivalent generic pharmaceuticals. From September 2005 to November 2006, Mr. Graves served as president of the generic products division at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals. While at Par, Mr. Graves oversaw the strategy development of Par’s generic pharmaceutical business. Beginning in 1998, Mr. Graves served as director of marketing and sales operations of Par, and in 2004, Mr. Graves was promoted to senior vice president of corporate development and strategic planning. Mr. Graves served in this position until his promotion to president of the generic products division in September 2005. Mr. Graves holds a B.S. from State University College of New York at Buffalo. Our Board believes that Mr. Graves’ extensive experience in marketing, sales, business development and operations qualifies him to serve on our Board.
Richard A. Edlin
Richard A. Edlin has served as a member of our Board since March 2017. Mr. Edlin joined law firm Greenberg Traurig, LLP in August 2000. He was named vice chair of the firm in September 2016 and chair of the New York Litigation Department in January 2014. He has been a member of the firm’s executive committee since February 2013. Mr. Edlin is a trial lawyer with broad experience in both trial and appellate courts including the U.S. Supreme Court and the Delaware Supreme Court. He has tried cases in federal and state courts across the country and has handled domestic and international arbitrations. Mr. Edlin handles a wide variety of litigation and routinely acts for companies and their management in areas such as securities, general commercial and contractual disputes, antitrust and intellectual property. He is currently handling matters for leading financial institutions arising out of the economic downturn and real estate collapse; intellectual property litigation for major electronics/consumer companies; for leading pharmaceutical companies involved in contract disputes; antitrust investigations; and for individuals involved in various commercial disputes. Mr. Edlin is a frequent lecturer on litigation strategy and is the author of Courtroom Strategies for Litigation Success. He received his B.A. degree from Tufts University, magna cum laude in history, and received his law degree from Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. Our Board believes that Mr. Edlin’s experience as an attorney and his demonstrated facility as a corporate and strategic advisor qualify him to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH NOMINEE NAMED IN PROPOSAL 1.

Directors Continuing in Office Until the 2022 Annual Meeting
Scott Tarriff
Scott Tarriff is our founder and has served as our Chief Executive Officer and as a member of our Board since our inception in January 2007. Prior to joining Eagle, Mr. Tarriff held various executive positions at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals, including as president and chief executive officer from September 2003 to September 2006, after joining Par in 1998. Mr. Tarriff also served on Par’s board of directors from 2002 to September 2006. Prior to that, Mr. Tarriff held various positions with Bristol-Myers Squibb, a publicly-traded biopharmaceutical company, including senior director-marketing. Mr. Tarriff previously served as a director of Synthetic Biologics, Inc., a publicly-traded biotechnology company, from February 2012 to November 2020, as a director of Ziopharm Oncology, Inc., a publicly-traded biotechnology company, from September 2015 to December 2020 and as a director of Clinical Data, Inc., a publicly-traded pharmaceutical company, from September 2009 to April 2011 when Clinical Data was acquired by Forest Laboratories, Inc. Mr. Tarriff holds a B.S. in marketing from Pennsylvania State University and an M.B.A. from Rider College. Our Board believes that Mr. Tarriff’s extensive knowledge of our business, his management experience in the pharmaceutical industry, as well as his operational expertise, qualifies him to serve on our Board and as our Chief Executive Officer.
Jennifer K. Simpson
Dr. Jennifer K. Simpson, Ph.D., MSN, CRNP has served as a member of our Board since August 2019. Dr. Simpson serves as CEO and on the Board of Directors of Panbela Therapeutics, Inc. (formerly known as Sun BioPharma, Inc.) a company developing disruptive therapeutics for the treatment of patients with pancreatic cancer. From May 2015 to June 2020, Dr. Simpson served as CEO and on the Board of Directors from October 2015 to June 2020 of Delcath Systems, Inc., an interventional oncology company focused on the treatment of primary and metastatic liver cancers. She joined Delcath in 2012 as an Executive Vice President, Global Marketing. From May 2011 to March 2012, Dr. Simpson served as the Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From June 2009 to May 2011, Dr. Simpson served as the Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. Prior to ImClone, Dr, Simpson worked at Ortho Biotech (now Janssen Biotech) focused in Oncology and spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson earned a Ph.D. in Epidemiology from the University of Pittsburgh, an M.S. in Nursing from the University of Rochester, and a B.S. in Nursing from the State University of New York at Buffalo. The Nominating Committee considered Dr. Simpson’s experience and qualifications, in addition to her relevant executive management and operational pharmaceutical experience, as well as the overall composition of the Board, in making the determination that Dr. Simpson should serve as director of Eagle.
Luciana Borio
Dr. Luciana Borio, M.D. has served as a member of our Board since April 2021. Since 2019, Dr. Borio has served as Senior Vice President of In-Q-Tel, an independent strategic investment firm that supports the mission of the United States national security community, and served as a member of President Biden’s Transition COVID-19 Advisory Board from November 2020 to January 2021. Previously, Dr. Borio served as Director, Medical and Biodefense Preparedness Policy, for the White House National Security Council from 2017 to 2019. Prior to that, Dr. Borio spent nearly ten years at the United States Food and Drug Administration in roles of increasing responsibility, serving as Acting Chief Scientist from 2015 to 2017, Assistant Commissioner for Counterterrorism Policy from 2010 to 2017, Director of the Office of Counterterrorism and Emerging Threats from 2010 to 2015 and Medical Officer from 2008 to 2010. Dr. Borio also currently serves as a Senior Fellow for Global Health at the Council on Foreign Relations and on the Scientific Advisory Board of Codagenix, Inc. Dr. Borio earned an M.D. with distinction from George Washington University School of Medicine and a B.S. in Zoology from George Washington University. Our Board believes that Dr. Borio’s background and extensive experience working in government and regulatory agencies, as well as her medical and public health expertise, qualifies her to serve on our Board.

Directors Continuing in Office Until the 2023 Annual Meeting
Steven B. Ratoff
Steven B. Ratoff has served as a member of our Board since March 2007. Mr. Ratoff is a private investor who has served as the chief executive officer of CM Systems LLC, a cloud-based software company, since July 2018. Mr. Ratoff’s prior experience includes serving as a venture partner for ProQuest Investments from 2005 to 2013, as chief executive officer of Novadel Pharma, Inc., a specialty pharmaceutical company, from 2010 to 2017, and as chief executive officer of CIMA Labs, Inc., a specialty pharmaceutical company acquired by Cephalon in 2004. In addition, Mr. Ratoff served as chief financial officer of the Brown-Forman Company from 1995 to 2001. Mr. Ratoff holds a B.S. in business administration from Boston University and an M.B.A. with Distinction from the University of Michigan. Our Board believes that Mr. Ratoff’s extensive executive experience and background in the global pharmaceutical and consumer products industries as well as his strong financial background qualifies him to serve on our Board.
Robert Glenning
Robert Glenning has served as a member of our Board since July 2016. Mr. Glenning has over 30 years of experience in the healthcare industry and since July 2016 has served as the President of the Financial Services and Information Service Divisions and Chief Financial Officer at Hackensack Meridian Health, a not-for-profit healthcare organization that is the most comprehensive health delivery network in the state of New Jersey, with anticipated revenues of over $6 billion annually. From 2007 to June 2016, he served as Executive Vice President and Chief Financial Officer of Hackensack University Health Network. From 2002 to 2007, Mr. Glenning served as an Executive Vice President and Chief Financial Officer of Kaleida Health Inc., the largest healthcare system in western New York. Prior to Kaleida Health, he served as Vice President and Chief Financial Officer of acute care at Northeast Health and Albany Memorial Hospital. Mr. Glenning began his career at PricewaterhouseCoopers. He earned his BBA from Siena College and his MBA from Clarkson University. He is a Certified Public Accountant (license currently inactive). Our Board believes that Mr. Glenning’s extensive executive experience and background in the healthcare industry as well as his strong financial background qualifies him to serve on our Board.

Information Regarding the Board of Directors and Corporate Governance
Independence of The Board of Directors
As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the listed company’s board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time, and the rules and regulations of the SEC.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that with the exception of Scott Tarriff, who is not an independent director by virtue of his employment with the Company, all of our current directors, including Michael Graves and Richard A. Edlin, who are our director nominees, are independent directors within the meaning of the applicable Nasdaq listing standards and the rules and regulations of the SEC. In making this determination, the Board found that none of these independent directors or nominees for director had a material or other disqualifying relationship with the Company. Specific to the determination of independence for Mr. Edlin, the Board examined the Company’s relationship with Greenberg Traurig, LLP (“Greenberg”), where Mr. Edlin is an attorney and shareholder. The Board determined that the relationship with Greenberg was not material because (i) the Company did not obtain legal services from Greenberg in the year ended December 31, 2020, (ii) the Company’s payments to Greenberg for legal services in each of the years ended December 31, 2019 and 2018 were less than 1% of the gross revenues of Greenberg for such years, (iii) the payments were for legal services with respect to certain regulatory matters in the ordinary course, and (iv) the Company has had a relationship with Greenberg prior to Mr. Edlin’s service as a director of the Company.
Board Leadership Structure: Position of Board Chair is Separate From Chief Executive Officer
Our Board is currently chaired by Michael Graves, who has served in this role since June 2016. As a general policy, our Board believes that separation of the positions of chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. As such, Mr. Tarriff serves as our Chief Executive Officer while Michael Graves serves as our chairman of the Board but is not an officer.
Role of The Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements and oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The nominating and corporate governance committee also periodically reviews the composition of the Board to help ensure that a diversity of skills and experiences is represented by the members of the Board taking into account the stage of growth of the Company and its strategic direction. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The compensation committee is also responsible for the design and oversight of the Company’s compensation programs and regularly reviews and reports to the Board on succession planning for the executive officers and vice president level employees.
In carrying out their risk oversight functions, the Board and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a drug development company and the fast-paced changes in the biopharmaceutical industry. Regarding the COVID-19 pandemic, our management is meeting regularly to address concerns of our employees and business, as well as updating and communicating with the full Board regularly. The full Board has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions we are taking to mitigate risks related to this pandemic.
Meetings of The Board of Directors
Our Board met thirteen times during the fiscal year ended December 31, 2020. Each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things:
•
Director responsibilities;

•
Board committees;

•
Director orientation and continuing education;

•
Director compensation;

•
Board access to management;

•
Succession planning; and

•
Board performance evaluations.

The Corporate Governance Guidelines also reflect the Company’s commitment to seeking out qualified and diverse director candidates. The Corporate Governance Guidelines provide that when considering nominees for the Board, the Board and the nominating and corporate governance committee should seek to provide diversity and balance among directors of race, gender, geography, thought, viewpoints, background, skills, experience and expertise. Further, the Corporate Governance Guidelines recommend that any search firm retained to assist the Board and the nominating and corporate governance committee in seeking candidates for the Board be instructed to seek to include diverse candidates in terms of the criteria for nomination from, among other areas, the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, finance, marketing, human resources and legal services.
The Corporate Governance Guidelines include a director resignation policy. Under this policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “Withheld” from his or her election than votes “For” in such election) shall submit his or her offer of resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.
Our Corporate Governance Guidelines are subject to periodic review by the nominating and corporate governance committee.
Policy on Trading, Pledging and Hedging of Company Stock
Our insider trading policy, which applies to all of our officers, directors, employees and consultants, provides that no officer, director, other employee or consultant of the Company may, at any time, (i) engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock; or (ii) margin, or make any offer to margin, any of the Company’s stock, including without limitation, borrowing against such stock. Our Board is responsible for overseeing the insider trading policy and must approve any waivers of the insider trading policy for officers, directors, employees or consultants. Our Board, after deliberation, has granted our Chief Executive Officer, Scott Tarriff, a limited waiver under the policy to pledge a certain number of his shares in connection with a margin account maintained by Mr. Tarriff.
The disclosure under this caption “Policy on Trading, Pledging and Hedging of Company Stock” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

Information Regarding Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. The composition of the audit committee, compensation committee, and nominating and corporate governance committees of the Board as of December 31, 2020 is as follows:
•
Audit Committee: Steven Ratoff (Chair), Michael Graves, Robert Glenning.

•
Compensation Committee: Michael Graves (Chair), Richard A. Edlin, Steven Ratoff.

•
Nominating and Corporate Governance Committee: Michael Graves (Chair), Robert Glenning, Richard A. Edlin, Jennifer K. Simpson.

Before describing the current composition and responsibilities of each of the committees of our Board, we note that from time to time, the Board may establish other committees to facilitate the management of our business. In addition, each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq listing standards and SEC rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Below is a description of each committee of the Board.
Audit Committee
Our audit committee currently consists of Steven Ratoff, Michael Graves and Robert Glenning, each of whom our Board has determined satisfies Nasdaq and SEC independence requirements. The chairperson of our audit committee is currently Mr. Ratoff. The audit committee met seven times during the fiscal year ended December 31, 2020. The functions of this committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

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reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in this Proxy Statement;

•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•
reviewing on a periodic basis our investment policy; and

•
reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Our Board has determined that Steven Ratoff qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, our Board has considered Mr. Ratoff’s extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.
Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company’s website at www.eagleus.com.
Report of The Audit Committee of The Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
AUDIT COMMITTEE
Mr. Steven Ratoff, Chairman
Mr. Michael Graves
Mr. Robert Glenning
Compensation Committee
Our compensation committee currently consists of Michael Graves, Richard A. Edlin and Steven Ratoff. The chairperson of our compensation committee is currently Michael Graves. Our Board has determined that each of the members of our compensation committee satisfies Nasdaq independence requirements.
Our compensation committee met six times during the fiscal year ended December 31, 2020. The functions of our compensation committee include, among other things:
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reviewing, modifying and approving (or if it deems it appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

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reviewing and approving the compensation and other terms of employment of our executive officers;

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reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

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evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the type and amount of compensation to be paid or awarded to our non-employee Board members;

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establishing policies with respect to votes by our stockholders to approve named executive officer compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on named executive officer compensation;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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administering our equity incentive plans;

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establishing policies with respect to equity compensation arrangements;

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reviewing the competitiveness of our executive compensation program and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

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reviewing the adequacy of its charter on a periodic basis;

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reviewing with management and approving our disclosures in our periodic reports or proxy statements to be filed with the SEC;

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preparing the report that the SEC requires in this Proxy Statement; and

•
reviewing and assessing on an annual basis the performance of our compensation committee.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to our stockholders on our website at www.eagleus.com.
Compensation Committee Processes and Procedures
Typically, our compensation committee meets at least semi-annually and with greater frequency if necessary, and meets regularly in executive session. The charter of our compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the committee considers necessary or appropriate in the performance of its duties.
Additional information regarding compensation committee processes and procedures is included below in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of Michael Graves, Robert Glenning, Richard A. Edlin and Jennifer K. Simpson, each of whom our Board has determined satisfy Nasdaq independence requirements. The chairperson of our nominating and corporate governance committee is currently Mr. Graves. The nominating and corporate governance committee met once during the fiscal year ended December 31, 2020. The functions of our nominating and corporate governance committee include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

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determining the minimum qualifications for service on our Board;

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evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

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evaluating, nominating and recommending individuals for membership on our Board;

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evaluating nominations by stockholders of candidates for election to our Board;

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considering and assessing the independence of members of our Board;

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developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;

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considering questions of possible conflicts of interest of directors as such questions arise;

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reviewing the adequacy of its charter on an annual basis; and

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annually evaluating the performance of the nominating and corporate governance committee.

The nominating and corporate governance committee identifies, reviews and evaluates director candidates and nominates qualified candidates to the full Board for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the nominating and corporate governance committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board nominees. Our nominating and corporate governance committee also considers diversity in identifying director candidates. Pursuant to our Corporate Governance Guidelines, the nominating and corporate governance committee seeks to provide diversity and balance among directors of race, gender, geography, thought, viewpoints, background, skills, experience and expertise when considering nominees for the Board. Further, the Corporate Governance Guidelines recommend that any search firm retained to assist the nominating and corporate governance committee in seeking candidates for the Board be instructed to seek to include diverse candidates in terms of the criteria for nomination from, among other areas, the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, finance, marketing, human resources and legal services. The nominating and corporate governance committee believes that a board comprised of directors with diverse skills and experiences relevant to our industry and operations will result in efficient and competent oversight of our various core competencies, which include pharmaceutical and biologics development, strategic partnering, commercialization activities, regulatory compliance, corporate finance and accounting. As such, the nominating and corporate governance committee gives consideration to the interplay of a director candidate’s experience with that of other members of the Board and the evolving needs of our business.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company’s website at www.eagleus.com. Under this charter, the nominating and corporate governance committee has the power and authority to consider recommendations for nominees to our Board and proposals submitted by our stockholders and to establish any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with our Board, to recommend to our Board appropriate action on any such proposal or recommendation and to make any disclosures required by applicable law in the course of exercising its authority.
Stockholder Recommendations of Director Candidates
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. If a stockholder wishes simply to recommend a candidate for consideration as a director nominee by the nominating and corporate governance committee, it should submit the recommendation to the nominating and corporate governance committee in writing to the Secretary of the Company at Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677. Assuming that appropriate information is provided for candidates recommended by stockholders, the nominating and corporate governance committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Stockholder Nominations for Directorships
If a stockholder wishes to actually submit a proposal for a director nomination, such proposal must be received by the Company in the manner and within the timeframe(s) set forth under the heading “When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?” above. Any such nominations must follow the procedures and include the information called for by our bylaws.
Stockholder Communications with the Board of Directors
The Company has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Pursuant to this policy, stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, Attn: Secretary. Each communication must set forth:
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the name and address of the Eagle stockholder on whose behalf the communication is sent; and

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the number of Eagle shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by Eagle’s Secretary to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications.
Communications determined by the Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.eagleus.com. The nominating and corporate governance committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. We intend to disclose any amendment or waiver of a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer, or principal accounting officer, or persons performing similar functions, by posting such information on our website.

Proposal 2
Ratification of Selection of Independent Registered Public Accounting Firm
The audit committee of the Board has selected Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young, LLP has audited the Company’s financial statements since September 25, 2020. Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
BDO USA, LLP previously was engaged to audit our consolidated financial statements for the year ended December 31, 2019 and was dismissed by our Audit Committee as our independent registered public accounting firm on September 25, 2020. During the Company’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through September 25, 2020, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreements in connection with its reports; or (ii) no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.
We are not required by statue or our bylaws or other governing documents to obtain stockholder ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm. However, the audit committee of the Board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares deemed present in person, by remote communication, if applicable, or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young, LLP. Abstentions will be counted toward the vote total for Proposal 2 and will have the same effect as “Against” votes.
Principal Accountant Fees and Services
The following table presents the aggregate fees billed for professional audit services and other services rendered to us by Ernst & Young, LLP, an independent registered public accounting firm, for the year ended December 31, 2020 and by BDO USA, LLP, an independent registered public accounting firm, for the year ended December 31, 2019.
	Fiscal Year Ended December 31,
	2020(1)	2019
Audit Fees(2)	$625,000	$822,930
Total Fees	$625,000	$822,930

(1)
We also paid BDO USA, LLP, $496,640 in audit fees for professional services rendered for the year ended December 31, 2020.

(2)
Audit Fees are fees billed for professional services performed for the audit of our annual financial statements, the review of interim financial statements and attestation and audit services provided in connection with statutory audits and regulatory filings.

We did not incur any fees of Ernst & Young, LLP or BDO USA, LLP for audit-related, tax fees or other fees in 2020 or 2019. In connection with the audit of our 2020 financial statements, we entered into an engagement agreement with Ernst & Young, LLP that sets forth the terms by which Ernst & Young, LLP will perform audit services for us. In connection with the audit of our 2019 financial statements, we entered into an engagement agreement with BDO USA, LLP that sets forth the terms by which BDO USA, LLP will perform audit services for us.
Pre-Approval Policies and Procedures
We maintain an auditor independence policy that prohibits our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the audit committee approve the audit and non-audit services and related budget in advance, and that the audit committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the audit committee. In accordance with this policy, the audit committee pre-approved all services to be performed by our independent registered public accounting firm.
The audit committee has determined that the rendering of services other than audit services by Ernst & Young, LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021.

Proposal 3
Advisory Vote on Named Executive Officer Compensation
At the 2016 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions achieve the desired goals of attracting and retaining talented and experienced senior executives to lead us successfully in a competitive environment while aligning our executive compensation structure with our stockholders’ interests.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executive officers, the next scheduled say-on-pay vote will be at the 2022 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS,
AS DESCRIBED IN THIS PROXY STATEMENT.

Executive Officers
The following table sets forth certain information regarding our executive officers as of March 31, 2021:
Name	Age	Position(s)
Executive Officers
Scott Tarriff	61	Chief Executive Officer, Director
Brian Cahill	52	Chief Financial Officer
David Pernock	66	President and Chief Operating Officer
Judith Ng-Cashin, M.D.	52	Chief Medical Officer
Biographical information for Mr. Tarriff is presented above under the caption “Directors Continuing in Office Until the 2022 Annual Meeting.”
Brian Cahill
Brian Cahill has served as our Chief Financial Officer since October 2020. Mr. Cahill served as the Vice President of Finance of the Company from January 2018 to October 2020 and previously served as the Company’s Corporate Controller from October 2016 to December 2017. Prior to joining the Company, Mr. Cahill held Corporate Controller positions from November 2015 to October 2016 at Aralez Pharmaceuticals, Inc., a specialty pharmaceutical company, and from October 2006 to October 2015 at Par Pharmaceutical Companies, Inc., a generic and branded pharmaceutical company, where he had broad responsibility for the technical accounting, management and Securities and Exchange Commission reporting, income tax, revenue controls, financial business integration, payroll, and accounts payable functions. Mr. Cahill also held positions of increasing responsibility from November 1999 to October 2006 at PricewaterhouseCoopers LLP. Mr. Cahill holds a Bachelor of Science in Accounting from Manhattan College and is a Certified Public Accountant.
David Pernock
David Pernock has served as our President and Chief Operating Officer since September 2018, and previously served as our President and Chief Commercial Officer from January 2017 through September 2018 and as a member of our Board of Directors from April 2015 until January 2017. Before becoming our President and Chief Commercial Officer in January 2017, Mr. Pernock served as chairman of the board of directors since September 2009 and chief executive officer since February 2010 of Fibrocell Science, Inc., a publicly-traded autologous cell and gene therapy company. From December 1993 until November 2009, Mr. Pernock held various positions at GlaxoSmithKline, eventually serving as senior vice president of pharmaceuticals, vaccines (biologics), oncology, acute care, and HIV divisions. From May 2009 until February 2011, Mr. Pernock served as a director of Martek Biosciences Corporation. Mr. Pernock holds a B.S. in business administration from Arizona State University.
Judith Ng-Cashin, M.D.
Judith Ng-Cashin, M.D., has served as our EVP, Chief Medical Officer since November 2020. Prior to joining Eagle, Dr. Ng-Cashin served as Chief Medical Officer of AoBiome Therapeutics (“AoBiome”) from October 2018 to April 2020. Prior to AoBiome, Dr. Ng-Cashin spent several years in leadership roles at CROs, including Syneos Health, where she was responsible for building and leading the Safety and Pharmacovigilance business line, Medical and Scientific Strategy (leveraging scientific expertise and expanding brand), and Biotechnology Strategy functions. Prior to that, Dr. Ng-Cashin held positions of increasing responsibility at GlaxoSmithKline, including clinical development strategy, regulatory and safety oversight, and R&D prioritization. Dr. Ng-Cashin earned a BS in Psychology and a BA in Mathematics from Duke University, and a Doctor of Medicine degree from Rush Medical College. Her areas of medical expertise include infectious diseases, hematology/oncology, and dermatology.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of March 31, 2021 for:
•
each of our directors and nominees for director;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our outstanding common stock;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2021 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, we believe that all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Percentage ownership calculations are based on 13,218,674 shares outstanding as of March 31, 2021, adjusted as required by rules promulgated by the SEC. Addresses of individuals are c/o Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, New Jersey 07677.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares (#)	Percentage of Total (%)
More than 5% stockholders:
BlackRock, Inc.(2)	1,941,016	14.7
Janus Capital Management LLC(3)	1,694,073	12.8
State Street Corporation(4)	814,101	6.2
Park West Asset Management LLC(5)	791,600	6.0
The Vanguard Group, Inc.(6)	764,935	5.8
Named Executive Officers and Directors:
Scott Tarriff(7)	2,321,210	17.3
David Pernock(8)	265,183	2.0
Brian Cahill(9)	39,761	*
Judith Ng-Cashin(10)	—	—
Steven Ratoff(11)	99,704	*
Jennifer K. Simpson(12)	15,833	*
Michael Graves(13)	1,092,663	8.3
Luciana Borio(14)	375	*
Robert Glenning(15)	40,000	*
Richard A. Edlin(16)	71,740	*
Pete Meyers(17)	105,688	*
Adrian Hepner	6,034	*
All current directors and executive officers as a group (10 persons)(18)	2,953,846	22.3

*
Represents beneficial ownership of less than one percent.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as public filings with the SEC such as Schedules 13G or 13D (and amendments thereto), which information may not be accurate as of March 31, 2021.

(2)
This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G/A filed with the SEC on January 26, 2021. BlackRock Inc. (“BlackRock”) is a parent holding company or control person of various subsidiaries that acquired shares of our common stock reported in this table, of which only BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by BlackRock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock. No one person’s interest in our common stock is more than five percent of the total outstanding common shares. The principal address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(3)
This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 11, 2021. Janus Henderson Group plc has an indirect 97% ownership stake in Intech Investment Management and a direct 100% ownership stake in Janus Capital Management LLC (“Janus Capital”), Janus Capital International Limited, Perkins Investment Management LLC, Geneva Capital Management LLC, Henderson Global Investors Limited and Janus Henderson, Global Investors Australia Institutional Funds Management Limited (each an “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of Janus Capital’s Schedule 13G/A filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment advisor or sub-advisor to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 1,694,073 or 13.0% of the shares outstanding of our common stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The principal address of Janus Capital is 151 Detroit Street, Denver, CO 80206.

(4)
This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G filed with the SEC on February 8, 2021. State Street Corporation (“State Street”) is the parent holding company of various subsidiaries that acquired shares of our common stock reported in this table, of which no entity beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by State Street. The principal address of State Street is One Lincoln Street, Boston, MA 02111.

(5)
This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 16, 2021. Park West Asset Management LLC (“PWAM”), a Delaware limited liability company, is the investment manager to (i) Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company that is the holder of 720,184 shares of our common stock and (ii) Park West Partners International, Limited (“PWPI” and, collectively with PWIMF, the “PW Funds”), a Cayman Islands exempted company that is the holder of 71,416 shares. Peter S. Park (“Park”) is the sole member and manager of PWAM. As a result of the above structure, the 791,600 shares held in the aggregate by the PW Funds may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI, and (y) indirectly by Park, as the sole member and manager of PWAM. The principal address of the PW Funds and Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(6)
This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G filed with the SEC on February 8, 2021. Vanguard Group Inc. (“Vanguard”) is a parent holding company or control person of various subsidiaries that acquired shares of our common stock reported in this table, of which no entity beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by Vanguard. The address of The Vanguard Group Inc. is 100 Vanguard Blvd. Malvern, PA 19355.

(7)
As of March 31, 2021, Mr. Tarriff beneficially owned 3,570,513 shares of our common stock consisting of (i) 311,893 shares of common stock owned directly by him, (ii) 176,361 shares of common stock held by Janney Montgomery Scott LLC CUST FBO Scott Tarriff IRA for the benefit of Mr. Tarriff (the “IRA Trust”), of which Mr. Tarriff is a trustee and, as such, may be deemed to share voting and dispositive power with respect to all shares held by the IRA Trust, (iii) options to purchase 840,333 shares of common stock exercisable within 60 days of March 31, 2021, and (iv) 992,623 shares of common stock held by the Tarriff 2016 Generation Skipping Exempt Family Trust DTD 12/28/2016 (the “Family Trust”) for the benefit of Mr. Tarriff’s spouse and three children, of which Mr. Graves is the trustee, and as such, while Mr. Tarriff may be deemed to share voting and dispositive power with respect to all shares held by the Family Trust, Mr. Tarriff disclaims beneficial ownership with respect to such shares in the Family Trust, except to the extent of his pecuniary interest therein. Mr. Tarriff’s beneficial ownership includes 1,259,247 shares of common stock which have been pledged as security, but does not include 86,300 shares of common stock underlying performance-based restricted stock units, or PSUs, that are subject to vesting on January 1, 2024 to the extent that certain performance objectives are achieved.

(8)
Includes 210,850 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021, but does not include 18,000 shares of common stock underlying PSUs that are subject to vesting on January 1, 2024 to the extent that certain performance objectives are achieved.

(9)
Includes 32,703 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021, but does not include 16,500 shares of common stock underlying PSUs that are subject to vesting on January 1, 2024 to the extent that certain performance objectives are achieved.

(10)
Does not include 3,700 shares of common stock underlying PSUs that are subject to vesting on January 1, 2024 to the extent that certain performance objectives are achieved.

(11)
Includes 74,040 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(12)
Consists of 15,833 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(13)
As of March 31, 2021, Mr. Graves beneficially owned 1,092,663 shares of our common stock consisting of (i) 1,000 shares of common stock owned directly by him, (ii) options to purchase 99,040 shares of common stock exercisable within 60 days of March 31, 2021 and (iv) 992,623 shares of common stock held by the Family Trust for the benefit of Mr. Tarriff’s spouse and three children, of which Mr. Graves is the trustee. Mr. Graves disclaims any pecuniary interest with respect to such shares in the Family Trust.

(14)
Consists of 375 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(15)
Consists of 40,000 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(16)
Includes 42,340 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(17)
Includes 105,688 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

(18)
Includes 1,346,350 shares of common stock underlying options that are exercisable within 60 days of March 31, 2021.

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for the fiscal year ended December 31, 2020, for our “named executive officers” who are listed below. This discussion and analysis is intended to assist you in understanding the information provided in the compensation tables below and to provide additional context regarding our overall compensation program. In addition, we explain how and why our Board and compensation committee determined our compensation policies and made specific compensation decisions for our named executive officers during and for 2020 as well as material program changes made in 2021 prior to the filing of this proxy statement that may be helpful to an understanding of our executive compensation program.
Named Executive Officers
Our named executive officers for the fiscal year ended December 31, 2020, are as follows:
Name	Position(s)
Scott Tarriff	Chief Executive Officer
Brian Cahill(1)	Chief Financial Officer
Pete A. Meyers(2)	Former Chief Financial Officer
David Pernock	President and Chief Operating Officer
Judith Ng-Cashin, M.D.(3)	Executive Vice President and Chief Medical Officer
Adrian J. Hepner, M.D., Ph.D.(4)	Former Executive Vice President and Chief Medical Officer

(1)
Mr. Cahill was promoted to our Chief Financial Officer effective October 29, 2020. Prior to such promotion, Mr. Cahill served as our Vice President of Finance and was not an executive officer.

(2)
Mr. Meyers ceased serving as our Chief Financial Officer effective October 29, 2020.

(3)
Dr. Ng-Cashin joined our company as our Chief Medical Officer on October 29, 2020.

(4)
Dr. Hepner ceased serving as our Executive Vice President and Chief Medical Officer effective July 31, 2020. Dr. Hepner continues to provide consulting services to the company in a non-executive officer capacity.

Executive Summary
Business Highlights
We are an integrated pharmaceutical company focused on finding ways to help medicines do more for patients. Along with our collaborators, we have the capabilities to take a molecule from preclinical research through regulatory approval and into the marketplace, including development, manufacturing and commercialization of our products and product candidates. Our business model applies our scientific expertise, proprietary research-based insights and marketplace proficiency to identify challenging-to-treat diseases of the central nervous system or metabolic critical care therapeutic areas as well as in oncology. By focusing on patients’ unmet needs, we strive to provide healthcare professionals with urgently needed treatment solutions that are designed to improve patient care and outcomes and create near- and long-term value for our stakeholders, including patients and healthcare providers and our employees, marketing partners, collaborators and stockholders.
Our science-based business model has a proven track record with U.S. Food and Drug Administration (“FDA”) approval and commercial launches of three products: RYANODEX® (dantrolene sodium) (“RYANODEX”), bendamustine ready-to-dilute (“RTD”) 500ml solution (“BELRAPZO”), and rapidly infused bendamustine RTD (“BENDEKA”). We market our products through marketing partners and/or our internal direct sales force. Eagle markets RYANODEX and BELRAPZO, and Teva Pharmaceutical Industries Ltd. (“Teva”) markets BENDEKA through its subsidiary Cephalon, Inc. Reflecting further expansion of our oncology portfolio, in February 2020, we received final FDA approval for PEMFEXY®, our novel pemetrexed product (“PEMFEXY”), a branded alternative to ALIMTA® for metastatic nonsquamous nonsmall cell lung cancer and malignant pleural mesothelioma. We expect to launch PEMFEXY in early 2022.

With several pipeline projects underway and the potential for up to five product launches over the next several years, we believe we have many growth opportunities ahead. We believe that each of our pipeline projects currently has the potential to enter the market as a first-in-class, first-to-file, first-to-market or best-in-class product. In particular, we are applying our expertise to conduct novel research regarding the potential for RYANODEX to address conditions including Alzheimer’s disease, traumatic brain injury/concussion, nerve agent exposure and acute radiation syndrome. In addition, our clinical development program includes a strategic partnership with Tyme Technologies, Inc. or for SM-88, a product candidate for the treatment of patients with pancreatic or other advanced cancers, as well as investigations of compounds such as EA-114, our fulvestrant product candidate for patients with hormone receptor (“HR”)-positive advanced breast cancer. Other products in development include Vasopressin, our first-to-file Abbreviated New Drug Application (“ANDA”) that references Endo International plc’s Vasostrict® indicated to increase blood pressure in adults with vasodilatory shock who remain hypotensive despite fluids and catecholamines; and EA-111, a new chemical entity and next-generation ryanodine receptor antagonist, in an intramuscular formulation that that would allow for easier and more rapid administration in emergency situations (military and civilian).
We believe that our strong financial foundation, with zero net debt and sustained profitability since 2015 (our first full year as a publicly traded company), underpins our promising pipeline. Since 2013, we have invested $231 million—more than 21% of revenue over that period—in research and development. Through our stock repurchase program we have returned $206.9 million to our stockholders to date, a figure that exceeds the aggregate capital raised by Eagle in the public equity markets since our initial public offering in 2014.
Compensation Highlights
Our compensation committee has carefully considered the significant corporate achievements described above and our transformation as a company in making compensation decisions. Our compensation committee aims to provide our named executive officers with compensation that is dependent upon their individual performance, the performance of our business and our common stock, and consistent with our compensation philosophy. As we have grown and our business has transformed significantly since we first became a public company in 2014, our executive compensation program has also continued to evolve and transform to one appropriate to our size and stage of business. As such, our compensation has varied and our practices may differ from the typical practices of public companies who have been operating for longer periods of time in a less volatile and dynamic environment. Our compensation committee carefully evaluates our compensation arrangements and develops plans and arrangements that it believes are the most appropriate to drive results for our Company and our stockholders, and makes changes as we move forward to ensure that our compensation program aligns our executive officers’ compensation with our stockholders’ interests and our Company performance over the long-term.
Key features of our executive compensation program include the following:
✓
We tie pay to performance and emphasize “at risk” compensation. Our compensation committee structures a significant portion of our named executive officers’ target total direct compensation (consisting of base salary, an annual performance bonus opportunity and equity awards) to be variable, at risk and tied directly to our performance over the short- and long-term. The following chart shows the portion of the 2020 total direct compensation of our Chief Executive Officer and our other named executive officers that was “at-risk”, consisting of annual performance bonus earned and equity awards granted, as reported in our “Summary Compensation Table:” As of December 31, 2020 and the date of filing this proxy statement, all of the stock options grants in 2020 and reflected in the charts below are underwater.

✓
The annual performance bonuses are tied to meeting key corporate objectives. Our annual performance bonus opportunities for our named executive officers are tied to our achievement of annual corporate objectives established each year. We also take into account individual named executive officer contributions towards meeting our corporate goals in determining executive bonuses. No bonuses are guaranteed. In 2020, we achieved 70% of our specified corporate objectives for the year and each of our named executive officers (other than those who were no longer employed as of year-end) received a performance bonus of 70% of their target annual performance bonus opportunity. We did not pay any discretionary bonuses to our named executive officers in 2020 and we did not adjust performance goals as a result of the COVID-19 pandemic or otherwise.

✓
We emphasize long-term incentive compensation, with significant and increased emphasis on multi-year awards that vest only upon achievement of rigorous performance goals. Equity awards are an integral part of our executive compensation program. Historically we granted a combination of stock options and restricted stock unit (“RSU”) awards to our executive officers. In 2018, we granted a substantial portion of executive officer equity awards in the form of PSUs that would vest following a three-year performance period (the “2018-2020 PSUs”) if we achieved challenging stock price performance goals. All of the 2018-2020 PSUs were forfeited after 2020 because we did not meet such goals. For fiscal 2021, we granted 100% of our CEO’s equity awards in the form of PSUs that vest only if rigorous performance goals relating to relative TSR and key operational milestones are achieved over a three year performance period and approximately 65% of other continuing NEO’s equity awards in the form of such PSUs.

✓
We engage with our stockholders to understand their views on our executive compensation program and make changes where appropriate, as described in the section below entitled “Stockholder Engagement and Actions in Response to Advisory Vote on Named Executive Officer Compensation.”

✓
We maintain stock ownership and holding guidelines. We maintain ownership and holding guidelines, which ensure that our executive officers maintain a meaningful equity stake in our Company. Under these guidelines, our Chief Executive Officer must own equity interests with a value equal to six times his annual base salary and each of our other named executive officers must own equity interests with a value equal to two times his or her respective annual base salary, as well as retain a certain percentage of the shares acquired from equity awards if the ownership guidelines are not met under certain circumstances.

✓
We generally do not provide any executive fringe benefits or perquisites to our named executive officers, such as car allowances, personal security, or financial planning advice.

✓
Our compensation committee retains an independent compensation consultant to provide assistance in the discharge of its responsibilities. Our compensation committee has engaged Compensia, a national compensation consulting firm, which advises the compensation committee on market practices so that our compensation committee can regularly assess our executive compensation program against our peer companies, the general marketplace and other industry data points.
Stockholder Engagement and Actions in Response to Advisory Vote on Executive Compensation
At our 2020 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2020 proxy statement. The proposal was supported by approximately 54% of the total votes cast. Our compensation committee felt it was essential to understand the reason for this lower level of support (our say on pay advisory vote in 2019 received approximately 97% support) and engage in dialog with our stockholders regarding our compensation program. As a result, members of our management, and in some cases members of our compensation committee and Board, actively engaged in a dialogue with a significant number of our large stockholders to gain a better understanding of their views regarding our executive compensation program as well as other governance matters. Specifically, we reached out to our largest stockholders representing over 80% of our outstanding common stock. We held informative discussions with several of our top holders who expressed interest in speaking with us, representing approximately 40% of our outstanding common stock. In addition, we again engaged in further stockholder outreach in early 2021 in connection with 2021 compensation decisions.
The primary feedback we received from stockholders was a desire for us to structure a greater portion of equity opportunities in the form of performance-vesting awards, a concern with the magnitude of CEO compensation (particularly equity compensation) and our alignment of pay with company performance. As a result, the compensation committee spent considerable time developing changes to our executive compensation program for 2021. Because our 2020 executive compensation program was already developed in early 2020, the changes we made to our executive compensation program as a result of our say on pay vote and stockholder outreach are primarily reflected in the 2021 compensation decisions.
First, the compensation committee chose not to extend or modify our outstanding 2018-2020 PSUs during 2020 and as a result, each of our NEOs forfeited sizable equity opportunities after 2020. The 2018-2020 PSUs were eligible to vest following 2020 only if we met significant stock price goals during the three-year performance period. Although we believe that the COVID-19 pandemic and other factors outside the control of management contributed to our inability to meet these goals within the performance period, we chose not to extend the performance period or adjust the performance goals, in line with our pay for performance philosophy.
Second, the compensation committee developed a 2021 executive compensation program heavily weighted to a new PSU program with following key terms:
➢
We increased the proportion of equity delivered in PSUs. PSUs represented 100% of our CEO’s 2021 equity award and 65% of our other continuing NEO’s 2021 equity awards (the remaining 35% consisted of RSUs).

➢
We decreased the grant value of our CEO’s equity award. The grant date value of the CEO’s 2021 PSU award approximated the median value of equity awards granted by our peer companies and reflected approximately a 50% decrease from the grant date value of the CEO’s 2020 equity awards.

➢
We refined the goals and structure of our 2021 PSUs compared to our 2018-2020 PSUs. Our 2021 PSUs have a three-year performance period, with vesting dependent on achievement of multiple performance goals, rather than simply stock price over a 30-day period. A portion of the PSU vests based on our total shareholder return relative to the S&P500 Biotech Select Index and a portion of the PSU vests based on our achievement of key regulatory and sales milestones for our business.

➢
We lowered the cap on payout. The number of 2021 PSUs that may vest based on performance achievement is capped at 2x for our CEO and lesser amounts for our other NEOs. The 2018-2020 PSUs allowed for up to a 3x payout if the highest stock price hurdle was achieved.

Our compensation committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders views and our transforming business needs. Our compensation committee expects to continue to consider the outcome of our “say on pay” votes and our stockholders’ views when making future compensation decisions for our named executive officers.
Realizable Pay and Alignment with Company Performance
Because we provide a significant portion of target total direct compensation in the form of “at-risk” equity awards, evaluating the compensation that is actually realizable by our Chief Executive Officer provides an important perspective to understanding of the alignment between his pay and our Company’s performance and stockholder interests. Realizable pay recognizes the impact of actual financial and stock performance in the returns available (or “realizable”) by the executive. In contrast, reported pay (which reflects the grant date fair value for equity awards reported in the Summary Compensation Table) estimates the expected value of compensation on the day it was granted, in accordance with financial accounting standards.
The following chart shows our indexed total stockholder return (“TSR”) for 2018, 2019 and 2020, the past three fully-completed years, with both our Chief Executive Officer’s total reported compensation as well as his “realizable” pay, which reflects base salary and annual performance bonus earned and values equity awards granted during the year using their “intrinsic” value as of the end of the applicable year, which is the value the award could deliver as of such time (whether or not time-vesting requirements are met for vesting or exercise). Indexed TSR is the return associated with a hypothetical $100 investment in our common stock at the beginning of the relevant period.
CEO Pay vs. Indexed
TSR Performance

3-year Average Pay
2018 - 2020
Consecutive 1-year Pay
2018 - 2020
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
CEO Pay ($000s)
150
125
100
75
50
25
0
Indexed TSR
$9,559
$4,714
$11,324
$1,443
$7,884
$8,438
$9,469
$4,114
100
75
112
87
2018 - 2020
2018
2019
2020
3-year Average Reported Pay
3-year Average Realizable Pay
1-year Reported Pay
1-year Realizable Pay
Indexed TSR Eagle

The chart above demonstrates that while reported pay is the measure required to be disclosed in our “Summary Compensation Table”, it is not the measure that best reflects the compensation paid to our Chief Executive Officer, nor the amount that can best be compared to our stock price in evaluating whether our Chief Executive Officer’s compensation is aligned with our stockholders’ interests.
Over the prior three-year period, our TSR has declined approximately 5% and our Chief Executive Officer’s three-year average realizable pay represents approximately 49% of three-year average reported pay. For 2020, our TSR decreased approximately 22%, as compared to 2019, as did our Chief Executive Officer’s realizable pay, which represented a 50% decrease from 2019 realizable pay and was more than 50% lower than his 2020 reported pay. Realizable pay decreased in 2020 as a result of our Chief Executive Officer’s smaller performance bonus payment (reflecting 70% of corporate goal achievement in 2020 as compared to 200% in 2019) and the fact that all of our Chief Executive Officer’s 2020 stock options were “underwater” at the end of the year, and therefore had zero realizable value, despite the fact that they are reported in the Summary Compensation Table as having a value of approximately $4.58 million. 2020 reported pay was higher than 2019 reported pay primarily because it reflected a $8 million value for 2020 option and RSU grants under financial accounting rules, however these options had zero realizable at the end of 2020 (and continue to have zero realizable value) and these RSU grants have a decreased realizable value proportionate with our stock price performance.
Overview of our Executive Compensation Program
Objectives, Philosophy and Elements of Compensation
The overall objectives of our executive compensation program, including the related policies and practices are to:
•
attract, retain and motivate superior executive talent;

•
provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention; and

•
align our executives’ interests with those of our stockholders through long-term incentives.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal elements: base salary, annual performance bonuses and long-term incentive compensation in the form of equity awards. We also provide our executive officers with severance and change-in-control payments and benefits, as well as other benefits generally available to all our employees, including retirement benefits under our 401(k) plan and participation in employee benefit plans. The following table summarizes these three principal elements, their objectives and key features.
Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Generally reviewed annually at the beginning of the year and determined based on a number of factors (including individual performance, internal parity, retention, expected cost of living increases and the overall performance of our Company) and by reference to market data provided by our compensation committee’s compensation consultant.
Performance Bonus (at-risk cash)	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives.	Target annual performance bonus opportunities, which are expressed as a percentage of base salary, are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Actual bonus payments are dependent upon the achievement of specific corporate performance objectives, generally determined by our compensation committee and our Board.
Actual bonus amounts earned are determined after the end of the year, based on achievement of the designated corporate performance objectives and individual executives’ performance and contributions to these corporate achievements.

Element of Compensation	Objectives	Key Features
Long-Term Incentive (at-risk equity)
Motivates and rewards for long-term company performance; aligns executives’ interests with stockholder interests and changes in stockholder value.
Attracts highly qualified executives and encourages their continued employment over the long-term.

Annual equity awards are generally reviewed and determined at the beginning of each year or as appropriate during the year for new hires, promotions, or reward for significant achievement.
Individual awards are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal parity among executives and competitive market data provided by our compensation committee’s compensation consultant.
Equity awards have been historically provided in the form of stock options that typically vest over a four-year period. Stock options are a key aspect of our “pay-for-performance” philosophy, by providing a return only if the market price of our stock appreciates over the stock option term. Beginning in 2018, we introduced “full value” awards consisting of RSUs and/or PSUs to our executives to further align their pay with performance and enhance the retention value of such awards.

In evaluating our executive compensation program and policies, as well as the short-term and long-term value of our executive compensation plans and arrangements, our compensation committee (on behalf of our Board) focuses on providing a competitive compensation package that provides significant short-term and long-term incentives for the achievement of measurable corporate objectives and individual contribution towards our corporate performance. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.
We do not currently have any formal policies for allocating compensation among base salary, annual performance bonuses and equity awards, short-term and long-term compensation or among cash and non-cash compensation. Instead, our compensation committee uses its judgment to establish a target total direct compensation opportunity for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, a significant portion of our named executive officers’ target total direct compensation opportunity is comprised of “at-risk” compensation in the form of an annual performance bonus opportunity and equity awards tied to stockholder returns, in order to align their incentives with the interests of our stockholders and our corporate objectives.
How We Determine Executive Compensation
Role of our Compensation Committee and Executive Officers in Setting Executive Compensation
As further described above, our compensation committee, comprised entirely of independent directors, is responsible for administering our executive compensation program and operates under a written charter. Among other things, the role of our compensation committee is to oversee our executive compensation program, policies, practices and plans, and to review and determine, as appropriate, the compensation to be paid to our executive officers and the non-employee members of our Board. As necessary, and if deemed appropriate by our compensation committee, the compensation committee may also make recommendations to the full Board for approval of certain compensation decisions relating to our named executive officers.

In making its executive compensation determinations, our compensation committee and, if applicable, the full Board, considers recommendations from our Chief Executive Officer for our executive officers (other than himself). In making his recommendations, our Chief Executive Officer has access to various third party compensation surveys and compensation data provided by our compensation committee’s compensation consultant, as described below. While our Chief Executive Officer discusses his recommendations for the other executive officers with our compensation committee, he does not participate in the deliberations concerning, or the determination of, his own compensation. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation committee meetings. No executive officer is present during voting or deliberations on his or her own compensation.
Role of our Compensation Consultant
Our compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. As in prior years, for purposes of evaluating 2020 compensation for each of our executive officers and making 2020 compensation decisions, our compensation committee retained Compensia, a national compensation consultant, to assist it in reviewing our executive compensation program and to ensure that our compensation program remains competitive in attracting and retaining talented executives.
During 2020, Compensia assisted our compensation committee in selecting a group of peer companies to use as a reference in understanding the competitive market, evaluating current pay practices and philosophies and considering compensation and corporate governance best practices. As described further below, Compensia also prepared an analysis of our compensation practices with respect to base salaries, annual bonuses and long-term incentive compensation compared to competitive market practices. Compensia reports directly to our compensation committee, which maintains the authority to direct their work and engagement, and advises the compensation committee from time to time. Compensia interacts with management to gain access to company information that is required to perform its services and to understand the culture and policies of our organization.
Our compensation committee has considered whether the work of Compensia has raised any conflict of interest, taking into account the following factors: (i) the amount of fees paid to Compensia, as a percentage of the firm’s total revenue; (ii) the provision of other services to us by Compensia; (iii) Compensia’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the individual compensation advisors with any member of the compensation committee; (v) any business or personal relationship of Compensia or the individual compensation advisors employed by the firm with any of our executive officers and (vi) any shares of our common stock owned by the individual compensation advisors employed by Compensia. Based on the above factors, our compensation committee has concluded that the work of Compensia and the individual compensation advisors employed by Compensia has not created any conflict of interest.
Use of Competitive Market Data
We strive to attract and retain the most highly qualified executive officers in an extremely competitive market. Accordingly, our compensation committee believes that it is important when making its compensation decisions to be informed as to the competitive market for executive talent, including the current practices of comparable public companies with which we compete for such talent. Consequently, our compensation committee reviews market data for each executive officer’s position, compiled by Compensia as described below.
Our compensation committee used a group of peer companies, developed with the assistance of Compensia, as a reference point in making 2020 executive compensation decisions. This compensation peer group was selected from among publicly-traded specialty pharmaceutical and biotechnology companies, based on the comparability of our market capitalization, and our business models. As of early 2020, the peer companies market capitalizations ranged, based on the 25th to 75th percentiles, between $369 million and $2.77 billion; at such time, our market capitalization fell at approximately the 40th percentile of the companies in the peer group and our net income fell at approximately the 80th percentile of the companies in the peer group. The 2020 peer group included the addition of two new peers that Compensia recommended due to their size and business models (Ligand Pharmaceuticals and Puma Biotechnology), as reflected below, and removal of two historical peers from 2019 (Insys Therapeutics, which was no longer publicly traded, and Seattle Genetics, which no longer fell within appropriate comparable parameters due to its increased market capitalization).
This compensation peer group, which is referred to herein as our 2020 peer group, consisted of the following 18 publicly-traded companies:
Acorda Therapeutics Akorn Alkermes AMAG Pharmaceuticals Amphastar Pharmaceuticals Assertio Therapeutics	Corcept Therapeutics Emergent BioSolutions Halozyme Therapeutics Horizon Pharma Lannett Co. Ligand Pharmaceuticals*	Nektar Therapeutics Pacira Pharmaceuticals PDL BioPharma Puma Biotechnology* Supernus Pharmaceuticals The Medicines Co.

*
New for 2020

Our compensation committee believes that the companies selected for the 2020 peer group were comparable to us, and represented our labor market for talent for key leadership positions at the time the compensation decisions for 2020 were made.
Our compensation committee did not “benchmark” the compensation of any of our named executive officers to a specific percentile of the compensation data derived from our 2020 peer group. Rather, our compensation committee reviews compensation data from the 2020 peer group companies, referred to as the market data, as reference points in making executive compensation decisions. Our compensation committee’s general aim is for total executive compensation to remain competitive with the market, with individual amounts varying as appropriate based on corporate and individual executive performance, and other factors deemed to be appropriate by our compensation committee. The compensation committee has not developed a specific market positioning that we consistently aim for in setting compensation levels; instead our compensation committee determines each element of compensation, and total target cash and direct compensation, for each named executive officer based on various facts and circumstances appropriate for us in any given year. Competitive market positioning is only one of several factors, as described below under “Factors Used in Determining Executive Compensation,” that our compensation committee considers in making compensation decisions, and therefore individual named executive officer compensation may fall at varying levels as compared to the market data.
Factors Used in Determining Executive Compensation
Our compensation committee sets the compensation of our executive officers at levels it determines to be competitive and appropriate for each named executive officer, using its professional experience and judgment. Compensation decisions are not made by use of a formulaic approach or benchmark; our compensation committee believes that these decisions require consideration of a multitude of relevant factors that may vary from year to year. In making executive compensation decisions, our compensation committee generally takes into consideration the factors listed below.
➢
Corporate performance and business needs

➢
Each named executive officer’s individual performance, experience, job function, change in position or responsibilities, and expected future contributions to our company

➢
Internal pay parity among our named executive officers and positions

➢
The need to attract new talent to our executive team and retain existing talent in a highly competitive industry

➢
A range of market data reference points (generally the 25th, 50th, 60th and 75th percentiles of the market data), as described above under “—Use of Competitive Market Compensation Data”

➢
The total compensation cost and stockholder dilution resulting from executive compensation actions

➢
Trends and compensation paid to similarly situated executives within our market

➢
Compensia’s recommendations

➢
Stockholder feedback

➢
A review of each named executive officer’s total targeted and historical compensation and equity ownership

➢
Our Chief Executive Officer’s recommendations, based on his direct knowledge of the performance by each named executive officer and his review of competitive market data

2020 Executive Compensation Program
Annual Base Salary
In January 2020, our compensation committee increased the base salaries of each of our named executive officers who were then serving as officers by approximately three percent. Although some named executive officer’s base salaries fell well below the median of the market data, the compensation committee kept base salary increases minimal to adjust for cost of living increases, to provide consistency across the executive team for internal parity purposes and because our compensation committee wanted to emphasize the ‘at risk’ components of pay rather than fixed cash compensation.
The compensation committee determined Mr. Cahill’s annual base salary as our Chief Financial Officer in connection with Mr. Cahill’s promotion in October 2020 based on the amount the compensation committee felt was appropriate to compensate Mr. Cahill for his increased responsibilities and reasonable in relation to market data.
The compensation committee determined Dr. Ng-Cashin’s base salary in connection with Dr. Ng-Cashin’s commencement of employment in October 2020 based on the amount the compensation committee felt was appropriate to induce Dr. Ng-Cashin to join employment with us, and reasonable in relation to market data and our other executive officer compensation.
Our named executive officers’ 2020 annual base salaries and increases from each of their base salaries in effect as of the end of 2019 (for those named executive officers who served as executive officers in 2019), were as follows:
Named Executive Officer	2020 Base Salary	Increase from 2019 Base Salary
Scott Tarriff	$792,000	3%
Brian Cahill(1)	$380,000	—
Pete A. Meyers	$424,000	3%
David Pernock	$585,000	3%
Judith Ng-Cashin, M.D.	$410,000	—
Adrian J. Hepner, M.D., Ph.D.	$437,000	3%

(1)
Reflects Mr. Cahill’s annual base salary as our Chief Financial Officer, which was effective in October 2020 in connection with his promotion. Prior to such time when he served as our Vice President of Finance, Mr. Cahill’s 2020 annual base salary was $312,150.

Annual Performance Bonuses
Our annual performance bonus program for 2020 was developed by our compensation committee and approved by the independent members of our Board. Under the program, each named executive officer was eligible to earn a performance bonus based on the achievement of corporate objectives established by our Board for the year, based on such officers target annual performance bonus opportunity, expressed as a percentage of such officers base salary, or target bonus percentage.
For 2020, the compensation committee maintained the same target bonus percentages for our named executive officers that were in place for 2019. Our Chief Executive Officer’s performance bonus target percentage was larger than the target bonus percentages of our other named executive officers because he has a greater impact on, and responsibility for, our corporate performance. Our other named executive officers’ performance bonus target percentages were set at the same level to promote internal parity among the executive team. No specific individual goals were established for any of our named executive officers for 2020, and accordingly each of our named executive officers’ performance bonuses were intended to be tied to our corporate performance objectives. Because each named executive officer is responsible for contributing to the achievement of the corporate performance goals, individually and as part of the leadership team, such officers individual contribution towards our achievement of the corporate performance goals was considered by the compensation committee in approving individual bonus awards.
The 2020 corporate performance goals on which the annual performance bonuses were based were cross-functional in nature designed to require collaboration among all named executive officers and their respective areas of responsibility to achieve success. Their attainment of the goals was intended to give us the best positioning for future growth while delivering short term benefits thus aligning the interests of our named executive officers with those of our stockholders. In December 2020, our compensation committee reviewed and approved, and the independent members of our Board approved, the extent to which we achieved each of our corporate performance goals. Given the results, our compensation committee and independent members of the Board determined that we met our corporate goals at a 70% overall level. Each of the 2020 corporate goals evaluated is listed below followed by a description of our achievement in relation to such goal:
Goals and Weightings	Achievements	Bonus Funding
Bendamustine (15%) 1. Obtain Japanese regulatory approval of Treakisym ready-to-dilute (250ml) liquid bendamustine formulation (“Treakisym”) 2. Maintain continuous rapidly infused bendamustine (“Bendeka”) and bendamustine ready-to-dilute 500ml solution (“Belrazpo”) commercial supply 3. Initiate preparedness for launch of commercial supply of Treakisym (bendamustine) in Japan	Achieved goals based on the following: 1. Treakisym approved in September 2020 by the Pharmaceuticals and Medical Devices Agency in Japan 2. Maintained continuous supply of Bendeka and Belrapzo throughout 2020 3. Delivered launch inventory of Treakisym to SymBio for planned January 2021 launch	15%
Fulvestrant (25%) 1. Negotiate FDA path forward for pivotal study 2. Initiate initial pilot study	Partially achieved goals based on the following: 1. Met with FDA and reached agreement in principle for study design for pharmacokinetics study 2. Advanced clinical development plan through extensive statistical modeling	12%
Ryanodex for EHS (10%) 1. Obtain FDA approval for label expansion	1. Goal not achieved	0%

Vasopressin (10%) 1. Receive tentative approval from FDA 2. Initiate launch preparedness	Partially achieved goals based on the following: 1. The Company received a CRL from FDA and did not receive FDA approval 2. Ongoing planning through 2020 for launch readiness	5%
Ryanodex for Nerve Agent Exposure (10%) 1. Advance FDA path forward for SPA 2. Initiate nonhuman primate study	Partially achieved goals based on the following: 1. Submitted SPA to FDA in August 2020 2. Initiated dose ranging studies in December 2020	3%
Bendamustine Litigation (10%) 1. Achieve positive outcome in FDA appeal to federal appeals court regarding orphan drug exclusivity litigation matter appeal 2. Achieve positive outcome in Bendeka ANDA litigation matter	Achieved goals based on the following: 1. Prevailed on appeal in upholding federal district court summary judgment ruling in favor of Company 2. Obtained federal district court ruling upholding patent claims, which would prevent the launch of the defendants’ proposed products before 2031	10%
Budget (20%) 1. Adjusted Non-GAAP EPS(1) Target $2.45 2. Adjusted Non-GAAP EBITDA(1) Target $46.2mm	Achieved goals based on the following: 1. Adjusted Non-GAAP EPS(1) for the twelve months ended December 31, 2020 was $3.21 (131% of target) 2. Adjusted Non-GAAP EBITDA(1) for the twelve months ended December 31, 2020 was $57,500,000 (124% of target)	20%
Additional Goals: In addition to the goals outlined above, the management team would have an opportunity to earn up to an additional 100% of target bonuses, based on the achievement of the following extraordinary goals each of which would result in significant value creation, if achieved: 1. Expansion of RYANODEX label 2. Vasopressin lower court victory 3. Settlement of Vasopressin litigation 4. Pursue strategic business development opportunities 5. Obtain Pemfexy unique J-code for billing	Achieved the goal regarding obtaining a Pemfexy unique J-code for billing, as the Centers for Medicare & Medicaid Services granted a unique J-Code for Pemfexy in July 2020, which became effective in October 2020	5%
TOTAL		70%

(1)
Adjusted Non-GAAP EPS and Adjusted Non-GAAP EBITDA are non-GAAP financial measures. Please see Appendix A for a reconciliation between GAAP net income and non-GAAP adjusted EPS and EBITDA. We believe these measures help indicate underlying trends in our business and provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.

Our compensation committee approved and recommended to our Board, and the independent members of our Board approved, a performance bonus payment to each of our named executive officers under our 2020 annual performance bonus program at 70% of target bonus. Each of our named executive officer’s actual bonus payment, as a dollar amount and a percentage of such officers her target annual performance bonus opportunity, as well as the target bonus amount on which such bonus was based, is shown in the table below:
Named Executive Officer	2020 Target Bonus (% of Base Salary)	2020 Target Bonus ($)	2020 Actual Bonus ($)	Actual Bonus as a % of Target Bonus
Scott Tarriff	100%	$792,000	$554,750	70%
Brian Cahill	60%	$194,300	$136,050	70%
Pete A. Meyers(1)	60%	$254,400	—	—
David Pernock	60%	$351,000	$245,600	70%
Judith Ng-Cashin, M.D.(2)	60%	$61,500	$43,050	70%
Adrian J. Hepner, M.D., Ph.D.(1)	60%	$262,200	—	—

(1)
Mr. Meyers and Dr. Hepner ceased employment during 2020 and as a result did not receive a 2020 bonus.

(2)
Dr. Ng-Cashin’s 2020 target bonus and actual bonus was pro-rated based on her October 2020 employment start date.

Long-Term Equity-Incentives
2020 Equity Awards
We have historically granted equity awards to our named executive officers exclusively in the form of stock options. However, in 2018, as a result of stockholder feedback, our compensation committee granted “full value” awards for the first time, and we granted restricted stock units, or RSUs, and performance vesting RSUs, or PSUs, to our named executive officers in 2018. The 2018-2020 PSUs were structured to be eligible to vest at the end of a three-year performance period only if we met rigorous stock price hurdles and the executive remained in service with us. In connection with its 2019 and 2020 compensation decisions, our compensation committee evaluated the appropriate form of equity compensation for our executive team and determined that the 2019 and 2020 long-term incentive grants for our named executive officers who were serving as executive officers at such time should consist of 50% RSUs and 50% stock options. The compensation committee believed RSUs were appropriate and necessary to retain our named executive officers over the long term and align their interests with our stockholders, as these awards provide value if the executive remains with us over a four year period, and the value delivered is directly dependent on our stock price. The compensation committee did not grant PSUs in 2019 and 2020 because it felt that the outstanding 2018-2020 PSUs continued to provide a meaningful proportion of unearned “performance-vesting” equity incentive to our named executive officers (particularly for our CEO who received 50% of his entire 2018 equity award target in the form of 2018-2020 PSUs), as the 2018-2020 PSUs remained outstanding and eligible to vest shortly following 2020 based on performance goals that would require significant and sustained stockholder value increase in order to deliver value (the threshold performance goal required more than a 144% stock price increase from our trading price at the time the 2020 equity grants were made).
The compensation committee determined that time-based stock options would continue to be part of the 2020 equity awards to our named executive officers because our compensation committee believes that stock options are inherently performance-based, and automatically link executive pay to stockholder return, as the value realized, if any, from an award of stock options is dependent upon, and directly proportionate to, future appreciation in our stock price. Regardless of the reported value in the Summary Compensation Table, our named executive officers will only receive value from their stock option awards if the market price of our common stock increases above the market price of our common stock at the time of grant, and remains above such price as the stock options continue to vest. Stock options also do not have downside protection, and the awards will not provide value to the holder when the stock price is below the exercise price.

The annual equity awards granted to our named executive officers are reflected in the table below and, except as otherwise noted, were approved in January 2020.
Named Executive Officer	Stock Option Grant (# shares)	RSU Grant (# shares)
Scott Tarriff	145,700	58,300
Brian Cahill (1)	13,000	7,000
Pete A. Meyers	48,000	19,500
David Pernock	51,000	21,500
Adrian Hepner, M.D., Ph.D.	55,000	24,000

(1)
Represents Mr. Cahill’s annual equity award granted in January 2020 for services as our Vice President of Finance. At the time of such grant Mr. Cahill was not an executive officer; accordingly; his annual equity award was determined by our Chief Executive Officer based on the amount he determined appropriate to incentivize Mr. Cahill, which reflected a slightly greater weighting on RSUs than options. As a result of his promotion to Chief Financial Officer, in December 2020, Mr. Cahill was granted an additional stock option to purchase 10,000 shares and an RSU covering 5,000 shares.

The options and RSUs vest over a four-year period from the date of grant, subject to the executive officer’s continued service. In determining the appropriate amount of each named executive officer award, our compensation committee (and Mr. Tariff, in the case of Mr. Cahill’s annual non-executive grant) considered each named executive officer’s current equity holdings, and in particular the fact that our executives held little to no unvested “in-the-money” stock options that served as a retention tool as well as potential dilution of our share reserves, each named executive officer’s individual performance, total pay opportunities, and market data provided by Compensia. Our compensation committee (and Mr. Tariff, in the case of Mr. Cahill’s annual non-executive grant) used its subjective judgement to determine the amounts it believed were appropriate for each named executive officer, weighing the factors listed above. The ultimate grant date fair value of the January 2020 annual equity awards to our executive officers did not reflect an exact 50% stock option and 50% RSU mix as a result of changes in our stock price on the grant date of such awards.
In determining the size of Mr. Cahill’s equity award granted in December 2020, the compensation committee consulted with Compensia and reviewed market data for Chief Financial Officer compensation and determined it was appropriate to grant this additional equity award in recognition of his promotion and increased responsibilities of his role.
In connection with Dr. Ng-Cashin’s commencement of employment with us in October 2020, the compensation committee granted Dr. Ng-Cashin a new hire stock option award to purchase 35,000 shares, which vested over a four year period subject to continued service. Dr. Ng-Cashin’s new hire award amount and form were determined as part of the negotiations pertaining to her commencement of employment and based on the amount and form the compensation committee felt was necessary and appropriate to serve as an initial inducement to recruit and retain Dr. Ng-Cashin, after considering market data, internal equity among the executive team and Dr. Ng-Cashin’s total compensation opportunity.
Evaluation of 2018-2020 PSU Performance
In the second half of 2020 and in early 2021, the compensation committee evaluated our stock price performance against the stock price performance goals for our 2018-2020 PSUs. While our stock price had come close to meeting the threshold level of our performance goals during the performance period, we did not meet and sustain the rigorous performance goals. Our compensation committee believed that the COVID-19 pandemic and other factors outside the control of management contributed to our inability to meet these goals within the performance period, and was aware that other companies in our industry had adjusted performance goals or performance periods during 2020 as a result of COVID-19 and its impact on the global economy and our industry. Nonetheless, the compensation committee chose not to extend the performance period or adjust the performance goals because it believed that maintaining the original goals and allowing forfeiture of the awards was in line with our overall pay for performance philosophy.
2021 Equity Awards: New PSU Program
The compensation committee re-evaluated our executive equity compensation and granted 2021 equity awards to our named executive officers heavily weighted to a newly developed PSU program. The compensation committee granted our CEO’s 2021 equity awards solely in the form of PSUs and granted our other named executive officers’ equity awards as 65% PSUs and 35% RSUs. The target grant value of each of our named executive officer’s 2021 equity awards was lower than the target value of 2020 equity awards; in the case of Mr. Tarriff, his 2021 equity awards represented nearly a 50% decrease from the target grant value of his 2020 equity awards.
The PSU program consisted of two types of PSUs: a rTSR PSU and a Milestone PSU. The rTSR PSUs are eligible to vest based on our total shareholder return relative to the S&P 600 Biotech Select Index over a three year performance period (the “rTSR”). The number of rTSR PSUs that may vest based on the rTSR ranges from 0% to 200% of the target number of rTSR PSUs, as follows: if we achieve rTSR at the 90th percentile, 200% of the target rTSR PSUs will vest; if we achieve rTSR at the 50th percentile, 100% of the target rTSR PSUs will vest; if we achieve rTSR at the 25th percentile, 50% of the target rTSR PSUs will vest. To the extent rTSR is between the 25th percentile and 90th percentile, the number of PSUs that will vest will be determined using linear interpolation. In addition, our absolute total shareholder return for the performance period must be greater than zero for any rTSR PSUs above target to vest.
The Milestone PSUs are eligible to vest based on our achievement of one or more of three milestones related to regulatory approval of fulvestrant (EA-114), sales of PEMFEXY™ and sales of vasopressin, respectively. The number of Milestone PSUs that may vest based on the milestones ranges from 0% to 200% of the target number of Milestone PSUs, in the case of Mr. Tarriff, 175% of the target number of Milestone PSUs, in the case of Mr. Pernock, and 150% of the target number of Milestone PSUs, in the case of all of our other named executive officers.
The PSUs are eligible to vest under certain circumstances in connection with a change in control prior to the end of the performance period, based on measurement at such time of the rTSR, the extent we achieved any of the milestones and our stock price in such transaction. Any PSUs that are assumed or continued by the acquiring or surviving entity following such change in control are subject to “double trigger” vesting acceleration if the executive officer is terminated involuntarily within a certain period of time following such change in control.
The 2021 equity awards granted to our continuing named executive officers are reflected in the table below.
Named Executive Officer	PSUs		RSUs
	rTSR PSU Grant (Target # shares)	Milestone PSU Grant (Target # shares)	RSU Grant (# shares)
Scott Tarriff	60,400	25,900	—
Brian Cahill	8,900	7,600	8,900
David Pernock	9,700	8,300	9,700
Judith Ng-Cashin	2,000	1,700	2,000

Other Features of our Executive Compensation Program
Agreements with our Named Executive Officers
Our Chief Executive Officer entered into an employment agreement and our other named executive officers each signed offer letters of employment upon their joining the Company. Each of these agreements established the named executive officer’s starting base salary, initial target annual performance bonus opportunity, and initial option grant. These individuals’ base salaries, annual performance bonus opportunities and any equity awards are reviewed annually by our compensation committee and have subsequently been increased, most recently to the amounts described above in this Compensation Discussion and Analysis.
Severance and Change in Control Benefits
We provide severance benefits to certain of our named executive officers upon certain types of involuntary termination events, including terminations in connection with a change in control of our Company. In addition, our named executive officers are eligible for vesting acceleration of equity awards if, in connection with a change in control of our Company, the successor or acquiring entity refuses to assume, continue or substitute for such equity awards. The compensation committee believes that that severance and change in control protection payments and benefits are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
Our compensation committee periodically reviews the severance and change in control payments and benefits that we provide, including by reference to market data, to ensure they remain appropriately structured and at reasonable levels. In December 2019, after a review of market data, we adopted a new Amended and Restated Severance Benefit Plan (the “Severance Plan”). The Severance Plan provides severance and change in control benefits to our Chief Executive Officer and certain other designated Company employees, including Mr. Pernock, Mr. Meyers, (prior to his separation) and Dr. Hepner (prior to his separation), and supersedes and replaces each named executive officer’s letter agreement, employment agreement or other agreement providing for severance or change in control benefits, unless otherwise indicated in Severance Plan. The compensation committee adopted the Severance Plan to provide benefits that they felt were more consistent with market data that would provide reasonable protection to our executives and serve as an important retention tool.
The significant terms of the Severance Plan for the Chief Executive Officer and the Company’s other named executive officers who participate in the Severance Plan (Mr. Pernock, Mr. Meyers, (prior to his separation) and Dr. Hepner (prior to his separation)) include the following benefits upon an involuntary termination without cause or resignation for good reason: (1) a cash payment equal to a multiple of annual base salary (1.5x for the Chief Executive Officer and 1.0x for other named executive officers, increased to 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if such involuntary termination occurs in connection with a change in control); (2) an annual bonus payment, increased 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if such involuntary termination occurs in connection with a change in control; (3) continued COBRA premium payments for a period of time following termination (18 months for the Chief Executive Officer and 12 months for the other named executive officers, increased to 24 months for the Chief Executive Officer and 18 months for the other NEOs if such involuntary termination occurs in connection with a change in control); and (4) vesting acceleration of time-vesting equity awards either in part or in full (with all time-vesting awards accelerating in full if such involuntary termination occurs in connection with a change in control) and an extended time to exercise stock options. In addition, the Severance Plan provides for vesting acceleration of certain equity awards upon a change in control transaction if such awards are not assumed, continued or substituted for by the acquiring or successor entity or upon death or disability, as well as an extended period of time to exercise stock options following a death or disability. The Severance Plan will terminate on the earlier of the satisfaction of our obligations under the Severance Plan or three years from its effective date.
A more detailed description of the Severance Plan and each of our named executive officer payment and benefits upon a termination or change in control is provided below under “Potential Payments upon Termination or Change in Control.”

2020 Executive Departures: Mr. Meyers and Dr. Hepner
Mr. Meyers ceased serving as our Chief Financial Officer on October 29, 2020. In connection with his departure, Mr. Meyers was entitled to receive the payments and benefits specified in the Severance Plan upon an involuntary termination without cause, as described above.
Dr. Hepner resigned his employment as our Executive Vice President and Chief Medical Officer effective July 31, 2020 and entered into a consulting agreement with us. Dr. Hepner was not entitled to receive any payments or benefits under our Severance Plan or otherwise as a result of his resignation and is no longer eligible for any benefits under the Severance Plan. Pursuant to his consulting agreement, Dr. Hepner was paid a weekly retainer of $8,000 for 20 hours of consulting services each week, ending on January 1, 2021 and we continued to pay the employer portion of Dr. Hepner’s COBRA medical continuation benefits until December 31, 2020. As of Dr. Hepner’s employment termination, all of Dr. Hepner’s equity awards ceased vesting and he forfeited all outstanding unvested awards.
Welfare and Health Benefits
Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see the section below titled “401(k) Plan”), medical, dental, vision, short-term disability, long-term disability, group life insurance and our 2014 Employee Stock Purchase Plan, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our Board may elect to adopt such plans in the future if it determines that doing so is in our best interests.
Perquisites and Other Benefits
We typically do not offer perquisites or personal benefits to our named executive officers; we may from time to time provide reasonable relocation or signing bonuses to our named executive officers as our compensation committee determines appropriate to assist such individuals to commence employment with us.
401(k) Plan
We maintain a 401(k) profit sharing plan (the “401(k) plan”) for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code (the “Code”). The 401(k) plan provides that each participant may contribute up to the lesser of 75% of his or her compensation or the statutory limit, which was $19,500 for calendar year 2020. Participants who are 50 years old or older can also make “catch-up” contributions, which in calendar year 2020 was up to an additional $6,500, above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee. During 2020, we provided matching contributions equal to 100% of employee contributions for the first 1% of employee’s earnings and 50% of employee contributions for the next 5% of an employee’s earnings. All matching during 2020 was immediately fully vested.
Accounting and Tax Considerations
Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”) we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards.
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.

Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.
Compensation Recovery (“Clawback”) Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recovery (“clawback”) policy as soon as, and to the extent that, the requirements of such clawbacks are finalized by the SEC.
Stock Ownership Guidelines
We maintain stock ownership guidelines to help ensure that our senior executive officers and the non-employee members of our Board each maintain an equity stake in our Company, and by doing so, appropriately link their interests with those of our other stockholders. These guidelines require our Chief Executive Officer to own equity interests in our Company with a value equal to six times his base salary, each other senior executive officer to own equity interests with a value equal to two times his or her respective base salary, and all non-employee members of our Board to own equity interests with a value equal to three times their respective director’s annual retainer, each as calculated under our policy. The guidelines also require our Chief Executive Officer, senior executive officers and non-employee members of our Board to retain at least 25% of the net “after tax” shares obtained via the exercise of any stock options or vesting of any other company stock awards until the individual meets our prescribed ownership guidelines. Compliance is assessed annually, and executive officers and directors have an initial compliance period (ranging from zero to five years, depending on how long they have been in such capacity with the Company at the time the guidelines are effective) from the date on which they become subject to the guidelines to acquire the required shares, and are allotted a shorter compliance period when an ownership guideline is increased due to a change in base salary, retainer or service status.
Policy on Trading, Pledging and Hedging of Company Stock
Our insider trading policy, which applies to all of our officers, directors, employees and consultants, provides that no officer, director, other employee or consultant of the Company may, at any time, (i) engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock; or (ii) margin, or make any offer to margin, any of the Company’s stock, including without limitation, borrowing against such stock. Our Board is responsible for overseeing the insider trading policy and must approve any waivers of the insider trading policy for officers, directors, employees or consultants. Our Board, after deliberation, has granted our Chief Executive Officer a limited waiver under the policy to pledge a certain number of his shares in connection with a margin account maintained by Mr. Tarriff.
Risk Assessment Concerning Compensation Practices and Policies
Our compensation committee has reviewed our compensation policies and practices to assess whether they encourage our employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, policies and practices, including the mix of fixed and variable, short-term and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, our compensation committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole.

Further, our compensation committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of base salary and an annual performance bonus opportunity, if any, which is based on a variety of performance factors), and long-term compensation prevents undue focus on short-term results and helps align the interests of our executive officers with the interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.
Compensation Committee Report
Our compensation committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, our compensation committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
By the compensation committee of the Board of Eagle Pharmaceuticals, Inc.
Mr. Michael Graves, Chairman (chairman of the compensation committee)
Mr. Richard A. Edlin
Mr. Steven B. Ratoff
This report shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.
Executive Compensation Tables
Our named executive officers for the fiscal year ended December 31, 2020, which consist of our principal executive officer, our principal financial officer and our two other executive officers who were serving as executive officers as of December 31, 2020 are:
•
Scott Tarriff, our Chief Executive Officer;

•
Brian Cahill, our Chief Financial Officer;

•
Pete A. Meyers, our former Chief Financial Officer;

•
David Pernock, our President and Chief Operating Officer;

•
Judith Ng-Cashin, M.D., our Executive Vice President and Chief Medical Officer; and

•
Adrian J. Hepner, M.D., Ph.D, our former Executive Vice President and Chief Medical Officer.

Summary Compensation Table
The following table sets forth in summary form information regarding the compensation provided to, or earned by, our named executive officers during the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Scott Tarriff Chief Executive Officer, Director	2020	822,093(4)	—	3,485,757	4,584,223	554,750	22,610	9,469,433
	2019	769,410	—	2,599,120	2,955,330	1,538,820	21,017	7,883,677
	2018	769,410	—	5,681,970	4,199,835	654,000	19,241	11,324,456
Brian Cahill(5) Chief Financial Officer	2020	334,880(4)	—	658,980	655,111	136,050	29,307	1,814,328
Pete A. Meyers(6) Former Chief Financial Officer	2020	419,026	—	1,165,905	1,510,245	—	728,787	3,823,963
	2019	412,000	—	818,320	930,541	494,400	28,420	2,683,681
	2018	412,000	—	1,045,310	989,770	210,120	16,648	2,673,848
David Pernock President and Chief Operating Officer	2020	606,530(4)	—	1,285,485	1,604,636	245,600	44,189	3,786,440
	2019	567,582	—	886,160	1,003,778	681,100	33,805	3,172,425
	2018	540,653	—	1,493,300	1,337,527	289,467	14,497	3,675,444
Judith Ng-Cashin, M.D.(7) Chief Medical Officer	2020	70,862	—	—	832,783	43,050	4,336	951,031
Adrian J. Hepner, M.D., Ph.D.(8) Former Executive Vice President and Chief Medical Officer	2020	313,045	—	1,434,960	1,730,489	—	19,713	3,498,207
	2019	424,360	—	805,600	915,463	509,200	25,602	2,680,225
	2018	424,360	—	1,343,970	1,150,273	203,693	12,540	3,134,836

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock awards and option awards granted to our named executive officers, computed in accordance with ASC 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the calculation of these amounts are described in our Annual Report on Form 10-K in Note 7 to our financial statements, filed with the SEC on March 5, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. Mr. Meyers’ option awards and time-vesting restricted stock unit awards were modified in October 2020, in connection with his separation, to extend the post-termination exercise period to exercise vested options, and to accelerate a portion of his stock options and time-vesting restricted stock unit awards pursuant to the Severance Plan. The incremental fair value, computed in accordance with ASC 718, of the modification date, for each of Mr. Meyers’ stock options and stock awards was $0.

(2)
Amounts reported for 2020 consist of the performance bonuses we paid to each of our named executive officers for their performance during 2020. For a description of the performance metrics and more information regarding these payments, see “Compensation Discussion and Analysis—Annual Performance Bonuses.”

(3)
Amounts reported consist of premiums paid by us for matching contributions to our 401(k) savings plan, group life, long term disability, health insurance and, with respect to Mr. Meyers, cash severance payments in the amount of $679,040 and payment of COBRA premiums for 12 months following the date of separation equal to $21,573.

(4)
Salary for the year ended December 31, 2020 includes an additional pay period that was paid during fiscal year 2020 as a result of our payroll schedule.

(5)
Mr. Cahill was appointed as our Chief Financial Officer on October 29, 2020. Prior to that, he served as our Vice President of Finance and Corporate Controller. Because Mr. Cahill was not a named executive officer in 2018 or 2019, his compensation for those years has been omitted.

(6)
Mr. Meyers ceased serving as our Chief Financial Officer on October 29, 2020.

(7)
Dr. Ng-Cashin joined us in October 2020as our Chief Medical Officer.

(8)
Dr. Hepner ceased serving as our Executive Vice President and Chief Medical Officer on July 31, 2020. Dr. Hepner continues to provide consulting services to the company in a non-executive officer capacity.

Grants of Plan-Based Awards for Fiscal Year 2020 Table
The following table sets forth information regarding the grants of plan-based awards made during 2020 to our named executive officers.
Name	Type of Award(1)	Grant Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Target($)	Maximum ($)
Scott Tarriff	SO	01/05/2020	—	—	—	145,700	59.79	4,584,223
	RSU(6)	01/05/2020	—	—	58,300	—	—	3,485,757
	PB	—	792,000	1,584,000	—	—	—	—
Brian Cahill	SO	01/05/2020	—	—	—	13,000	59.79	409,025
	SO	12/18/2020	—	—	—	10,000	48.09	246,086
	RSU(6)	01/05/2020	—	—	7,000	—	—	418,530
	RSU(7)	12/18/2020	—	—	5,000	—	—	240,450
	PB	—	194,300	388,600	—	—	—	—
Pete A. Meyers Former Chief Financial Officer	SO	01/05/2020	—	—	—	48,000	59.79	1,510,245
	RSU(6)	01/05/2020	—	—	19,500	—	—	1,165,905
	PB	—	254,400	508,800	—	—	—	—
	Modified SO(8)	10/29/2020	—	—	—	50,000	82.30	—
	Modified SO(8)	10/29/2020	—	—	—	34,688	59.14	—
	Modified SO(8)	10/29/2020	—	—	—	29,700	42.40	—
	Modified SO(8)	10/29/2020	—	—	—	21,000	59.79	—
	Modified RSU(8)	10/29/2020	—	—	1,750	—	—	—
	Modified RSU(8)	10/29/2020	—	—	4,825	—	—	—
	Modified RSU(8)	10/29/2020	—	—	4,875	—	—	—
David Pernock	SO	01/05/2020	—	—	—	51,000	59.79	1,604,636
	RSU(6)	01/05/2020	—		21,500	—		1,285,485
	PB	—	351,000	702,000	—	—	—	—
Judith Ng-Cashin, M.D.	SO	10/30/2020	—	—	—	35,000	46.52	832,783
	RSU	—	—	—	—	—	—	—
	PB	—	61,500	123,000	—	—	—	—
Adrian J. Hepner, M.D., Ph.D. Former EVP and Chief Medical Officer	SO	01/05/2020	—	—	—	55,000	59.79	1,730,489
	RSU(6)	01/05/2020	—	—	24,000	—		1,434,960
	PB	—	262,200	524,400	—	—	—	—

(1)
Type of Award:

SO:
Stock Option

RSU:
Time-Vesting Restricted Stock Units

PB:
Performance-Based Cash Bonus

Modified SO or RSU:
Stock Option or Time-Vesting Restricted Stock Units that were modified during 2020.

(2)
Represents the modification date under ASC 718, in the case of equity awards that were modified in 2020.

(3)
Amounts in this column represent the target performance-based bonus opportunity for each named executive officer for 2020. There is no designated threshold bonus amounts and the maximum bonus amount that each of our named executive officers is eligible to receive is 200% of the target bonus pursuant to the terms of our 2020 performance bonus program. For a description of the 2020 performance bonus program, see “Compensation Discussion and Analysis—Annual Performance Bonuses” above. The amount actually earned by each named executive officer was a certain percentage of the target performance-based bonus opportunity and is reported in the Summary Compensation Table above.

(4)
Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date. The options have a term of four years and vest with respect to 25% of the shares subject to the options one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years.

(5)
The amounts shown represent the aggregate grant date fair value of the equity awards granted to our named executive officers, computed in accordance with ASC 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the calculation of these amounts are described in our Annual Report on Form 10-K in Note 7 to our financial statements, filed with the SEC on March 5, 2021. These amounts may not correspond to the actual value that may be recognized by our named executive officers. Material terms of plan-based awards, including criteria used in determining amounts payable and vesting of awards, are further discussed under “Compensation Discussion and Analysis” above.
(6)
25% of the RSUs vested on January 5, 2021 and the remaining 75% are scheduled to vest in three equal annual installments on each of January 5, 2022, January 5, 2023 and January 5, 2024, subject to such officer’s continuous service with us as of the applicable vesting date.

(7)
The RSUs are scheduled to vest in four equal annual installments on each of December 18, 2022, December 18, 2023, December 18, 2024 and December 18, 2025.

(8)
Represents the stock option and time-vesting restricted stock units held by Mr. Meyers outstanding as of his separation date were modified effective October 29, 2020 pursuant to the terms of the Severance Plan to (i) accelerate vesting of the awards scheduled to vest in the 12 months following Mr. Meyers’ separation date and (ii) extend the period of time in which Mr. Meyers could exercise vested options to 12 months following his separation date. Such equity awards were originally granted prior to October 29, 2020, in the case of option awards, at the exercise price on the original grant date, with the shares shown above representing the number of shares subject to such equity awards on the modification date, and the amount reported in the “Grant Date Fair Value of Stock and Option Awards” column with respect to the modified equity awards representing the incremental fair value on the modification date associated with those modified equity awards, which was $0 as determined in accordance with ASC 718. All of the modified equity awards held by Mr. Meyers’ reflected in the table above were fully vested as of the modification.

2020 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information regarding equity awards held as of December 31, 2020 by our named executive officers.

		Option Awards(1)				Stock Awards
Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)(3)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(#)	Market Value of Shares or Units of Stock that Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Scott Tarriff	05/03/2011	31,201	—	8.78	05/02/2021	—	—	—	—
	08/26/2014	75,000	—	12.63	08/25/2024	—	—	—
	03/13/2015	125,000	—	46.09	03/12/2025	—	—	—
	01/04/2016	180,000	—	86.15	01/03/2026	—	—	—
	01/04/2017	196,715	4,185	84.92	01/03/2027	—	—	—
	01/07/2018	114,479	42,521	59.14	01/06/2028	—		63,000(7)	2,933,910
	01/23/2019	65,742	71,458	42.40	01/22/2029	45,975(6)	2,141,056	—	—
	01/05/2020	—	145,700	59.79	01/04/2030	58,300(6)	2,715,031	—	—
Brian Cahill	10/11/2016	10,000	—	64.70	10/10/2026	—	—	—	—
	1/7/2018	9,115	3,385	59.14	1/6/2028	1,266(6)	58,958	2,532	117,915
	1/29/2019	6,534	7,102	41.37	1/28/2029	5,113(6)	238,112	—	—
	1/5/2020	—	13,000	59.79	1/4/2030	7,000(6)	325,990	—	—
	12/18/2020	—	10,000	48.09	12/17/2030	5,000(6)	232,850	—	—
Pete A. Meyers (former Chief Financial Officer)(8)	05/15/2017	50,000	—	82.30	10/29/2021	—	—	—	—
	01/07/2018	34,688	—	59.14	10/29/2021	—	—	—	—
	01/05/2020	21,000	—	59.79	10/29/2021	—	—	—	—
David Pernock	04/8/2015(4)	10,000	—	46.81	04/7/2025	—	—	—	—
	04/21/2015(5)	10,000	—	59.31	04/20/2025	—	—	—	—
	01/04/2016(5)	15,000	—	86.15	1/3/2026	—	—	—	—
	01/04/2017	88,125	1,875	84.92	1/3/2027	—	—	—	—
	01/07/2018	36,458	13,542	59.14	01/06/2028	5,000(6)	232,850	10,000(7)	465,700
	01/23/2019	22,329	24,271	42.40	01/22/2029	15,675(6)	729,985	—	—
	01/05/2020	—	51,000	59.79	01/04/2030	21,500(6)	1,001,255	—	—
Judith Ng-Cashin	10/30/2020	—	35,000	46.52	10/29/2030	—	—	—	—
Adrian J. Hepner, M.D., Ph.D. (former EVP and Chief Medical Officer)(9)	—	—	—	—	—	—	—	—	—

(1)
Prior to our 2014 initial public offering, we granted all equity awards pursuant to the 2007 Incentive Compensation Plan (the “2007 Plan”). Following our initial public offering, we have provided equity compensation under our 2014 Equity Incentive Plan (the “2014 Plan”). Generally, our stock option awards and RSUs vest over a four-year period. Options granted before February 11, 2014 were granted under our 2007 Plan and contain an early exercise feature allowing the holder to exercise and receive unvested shares of our common stock which are subject to our right to repurchase in accordance with the vesting schedule. Stock options and shares of our common stock acquired by early exercising stock options that are subject to our repurchase right accelerate vesting upon the occurrence of change in control transactions under certain circumstances described below in the “Potential Payments Upon Termination or Change in Control” section.

(2)
Unless otherwise noted, the option awards listed in the table above vest with respect to 25% of the shares subject to the options one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the named executive officer’s continuous service with us through the vesting date. All option awards granted under our 2007 Plan (which excludes the awards granted on or after April 8, 2014 in the table above) allow the holder to exercise and receive unvested shares of our common stock which are subject to our right to repurchase in accordance with the vesting schedule described above.

(3)
All of the option awards listed in the table above were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant.

(4)
These option awards vest annually over three years, subject to the named executive officer’s continuous service with us through the vesting date.

(5)
These option awards vested with respect to 100% of the shares subject to the options one year following the date of grant.

(6)
Represents shares of common stock underlying RSUs that vest in equal annual installments over a four-year period subject to the executive officer’s continued service.

(7)
Represents shares of common stock underlying PSUs that were subject to vesting on January 1, 2021 to the extent that certain performance objectives were achieved. These PSUs did not vest on January 1, 2021 and were forfeited in their entirety in early 2021.

(8)
As a result of Mr. Meyers’ separation with us in October 2020, pursuant to the Severance Plan, he received acceleration of 12 months’ worth of time-vesting equity awards and may exercise the vested portion of his options until twelve months following his October 2020 separation date. Mr. Meyers forfeited all unvested awards in connection with his separation in October 2020.

 (9)
Dr. Hepner did not hold any outstanding equity awards as of December 31, 2020.

2020 Option Exercises and Stock Vested Table
The following table provides certain information regarding option exercises and vesting of stock awards during the fiscal year ended December 31, 2020 with respect to our named executive officers. Except for Pete Meyers and Adrian Hepner, none of our named executive officers exercised any vested options during the fiscal year ended December 31, 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(5)
Scott Tarriff	—	$—	15,325(1)	$888,544
Brian Cahill	—	—	2,338(2)	131,392
Pete A. Meyers (former Chief Financial Officer )	29,700	185,886	18,025(3)	933,089
David Pernock	—	—	7,725(4)	446,396
Judith Ng-Cashin	—	—	—	—
Adrian J. Hepner, M.D., Ph.D. (former EVP and Chief Medical Officer)	45,937	888,589	7,000(5)	404,510

(1)
Includes 7,548 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(2)
Includes 587 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(3)
Includes 2,285 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes. As a result of Mr. Meyers’ separation with us in October 2020, pursuant to the Severance Plan, he received acceleration of 12 months’ worth of time-vesting equity awards.

(4)
Includes 2,697 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(5)
Includes 2,445 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(6)
Amounts shown do not reflect amounts actually received by the named executive officer. The amounts reflect the value of the entire amount of shares of common stock at the time of vesting without deducting the value of the shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

Potential Payments Upon Termination or Change in Control
We maintain a Severance Plan that was most recently reviewed and amended in December 2019, after a review of market data. The Severance Plan provides severance and change in control benefits to our Chief Executive Officer and certain other designated Company employees, including our named executive officers, and supersedes and replaces each named executive officer’s letter agreement, employment agreement or other agreement providing for severance or change in control benefits, unless otherwise indicated in Severance Plan. The compensation committee adopted the Severance Plan to provide benefits that they felt were more consistent with market data that would provide reasonable protection to our executives and serve as an important retention tool. The Severance Plan also documents certain current benefits contained in multiple prior agreements into one plan document that applies consistently to our executive team.
Pursuant to the terms of the Severance Plan, certain Eligible Officers (as defined in the Severance Plan), including our Chief Executive Officer and certain of our other named executive officers, including Mr. Meyers (prior to his separation with us) and Dr. Hepner (prior to his separation with us), that are subject to a termination of employment without Cause (as defined in the Severance Plan) or that resign for Good Reason (as defined in the Severance Plan), or a Covered Termination, will be entitled to:
(i)
a cash payment equal to such officer’s then current annual Base Salary (as defined in the Severance Plan) payable for a period of 18 months (or 24 months if the Covered Termination occurs during a “Change in Control Period” under the Severance Plan, which generally means a Covered Termination within three months prior to or 12 months following a Change in Control (as defined in the Severance Plan)), in the case of our Chief Executive Officer, and 12 months (or 18 months if the Covered Termination occurs during a Change in Control Period), in the case of the other named executive officers;

(ii)
a cash payment in an amount equal to such officer’s annual target cash bonus for the year in which the Covered Termination occurs, calculated as if such officer provided services for the entire applicable year and ignoring any reduction in Base Salary that would give rise to such officer’s right to resign for Good Reason under the Severance Plan (such cash payment increased 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if the Covered Termination occurs during a Change in Control Period), payable in a lump sum cash payment no later than the second regular payroll date following the effective date of the Release (as defined in the Severance Plan), but in any event not later than March 15 of the year following the year in which the Covered Termination occurs; and

(iii)
continued COBRA premium payments for a period of 18 months following the date of the Covered Termination (or 24 months if the Covered Termination occurs during a Change in Control Period), in the case of our Chief Executive Officer, and 12 months (or 18 months if the Covered Termination occurs during a Change in Control Period), in the case of the other named executive officers.

In addition, upon a Covered Termination of an Eligible Officer, (i) the vesting of each Time-Vesting Equity Award (as defined in the Severance Plan) held by such officer shall accelerate in full, in the case of our Chief Executive Officer, or in part (equal to the number of shares of common stock pursuant to Time-Vesting Equity Awards held by such officer scheduled to vest in the 12 months following such officer’s separation from service), in the case of the other named executive officers; provided that for each of our Chief Executive Officer and other named executive officers, the vesting of each Time-Vesting Equity Award held by such officer shall accelerate in full upon a Covered Termination that occurs during a Change of Control Period, and (ii) in general, the time to exercise all outstanding vested Equity Awards (as defined in the Severance Plan) held by such officer shall be extended to the date that is 24 months following the cessation of Continuous Service (as defined in the 2014 Plan), in the case of our Chief Executive Officer, and the date that is 18 months following the Covered Termination, in the case of the other named executive officers.
In addition, if in connection with a Change in Control, an Equity Award (as defined in the Severance Plan) will terminate and not be assumed or continued by, or substituted for a similar award of, the successor or acquiror entity, then, any unvested portion of any applicable Equity Award will become fully vested, subject to the consummation of such Change in Control. As a condition to receipt of payments and benefits under the Severance Plan, each Eligible Officer must sign a waiver and release of claims in favor of us. The Severance Plan also provides that if a named executive officer dies or becomes disabled, such officer’s time-vesting equity awards will be accelerated in full and options will remain exercisable for up to 24 months following such death or disability.
Further, each of our named executive officers holds option awards under, and subject to the terms of, the 2014 Plan. Upon certain change in control transactions described in the 2014 Plan, the 2014 Plan provides that our Board may take a number of actions, in its discretion, with respect to outstanding stock options, including providing for the continuation, assumption or substitution of such awards, accelerating the awards, cancelling the awards in exchange for cash or no cash consideration. Subject to the rights under the Severance Plan described above, upon the named executive officer’s termination of employment from service, option awards under both the 2007 Plan and the 2014 Plan will generally be cancelled immediately or within a period of three to 18 months following such termination, depending on the nature of such termination (whether it is for cause, without cause, or by reason of death or disability).
The following table sets forth estimated compensation that would have been payable to each of our named executive officers as severance or upon a change in control of the Company under three possible alternative scenarios, assuming the termination triggering severance payments or a change in control took place on December 31, 2020. For Mr. Meyers, who separated service with us during 2020, the table below reflects the actual benefits paid to Mr. Meyers as a result of his separation.
Name	Cash Payment ($)(1)	Accelerated Vesting of Stock Options ($)(2)	Accelerated Vesting of Restricted Stock Units ($)(3)	Health and Other Benefits ($)(4)	Total ($)
Scott Tarriff
Termination without cause or resignation for good reason other than in the context of a change in control	1,981,250	297,980	4,856,087	32,475	7,167,792
Change in control only(5)	—	297,980	4,856,087	—	5,154,067
Change in control with termination without cause or resignation for good reason	3,170,000	297,980	4,856,087	43,300	8,367,367
Death or disability	—	297,980	4,856,087	—	5,154,067
Brian Cahill
Termination without cause or resignation for good reason other than in the context of a change in control	—	—	—	—	—
Change in control only(5)	—	36,930	855,910	—	892,840
Change in control with termination without cause or resignation for good reason	—	36,930	855,910	—	892,840
Death or disability	—	—	—	—	—
Pete Meyers(6)	679,040	—	—	21,573	700,613
David Pernock
Termination without cause or resignation for good reason other than in the context of a change in control	935,520	48,581	491,022	33,765	1,508,888
Change in control only(5)	—	101,210	1,964,090	—	2,065,300
Change in control with termination without cause or resignation for good reason	1,403,280	101,210	1,964,090	50,648	3,519,227
Death or disability	—	101,210	1,964,090	—	2,065,300
Judith Ng-Cashin
Termination without cause or resignation for good reason other than in the context of a change in control	—	—	—	—	—
Change in control only(5)	—	1,750	0	—	1,750
Change in control with termination without cause or resignation for good reason	—	1,750	0	—	1,750
Death or disability	—	—	—	—	—

(1)
Amounts shown reflect cash payments based on the Severance Plan for all participants in the Severance Plan as of December 31, 2020 and accordingly, the amounts shown reflect cash payments based on salary and bonus. All cash payments are made over time for the respective severance period for each named executive officer.

(2)
Amounts shown represent the value of unvested stock options upon the applicable triggering event described in the first column. The value of stock options is based on the difference between the exercise price of the options and $46.57, which was the closing price of our common stock on Tuesday, December 31, 2020. Upon a termination without cause or resignation for good reason, each of the named executive officers will also have an extended period of time to exercise outstanding stock options following their separation with us, which is 24 months in the case of Mr. Tariff and 12 months in the case of each of the other named executive officers. Upon a death or disability termination, each of the named executive officers will also have an extended period of time to exercise outstanding options following such death or disability, which is 24 months in the case of each of the named executive officers.

(3)
Amounts shown represent the value of restricted stock units upon the applicable triggering event described in the first column. The value of restricted stock units is based the closing price of our common stock on Tuesday, December 31, 2020, which was $46.57. Upon a termination without cause or resignation for good reason, each of the named executive officers who participate in the Severance Plan will also have an extended period of time to exercise outstanding restricted stock units following their separation with us, which is 24 months in the case of Mr. Tariff and 12 months in the case of each of the other named executive officers. Upon a death or disability termination, each of the named executive officers who participate in the Severance Plan will also have an extended period of time to exercise outstanding restricted stock units following such death or disability, which is 24 months in the case of each of such named executive officers.

(4)
Amounts shown represent the estimated cost of providing COBRA continuation coverage pursuant to the Severance Plan.

(5)
Vesting acceleration benefits are payable if, upon a change in control, the equity awards held by the individual will terminate and will not be assumed or continued by the successor or acquirer entity or substituted for a similar award of the successor or acquirer entity.

(6)
Mr. Meyers ceased serving as our Chief Financial Officer on October 29, 2020. The amounts disclosed in the table reflect the actual value of the severance benefits provided to him pursuant to the Severance Plan.

Option Repricings and Equity Award Modifications
We did not engage in any repricings or other modifications with respect to the outstanding equity awards held by or granted to our named executive officers during the fiscal year ended December 31, 2020, except that in October, 2020, we modified Mr. Meyers’ time-vesting equity awards to provide for vesting acceleration and an extended period of time to exercise vested stock options, in connection with his separation and pursuant to the Severance Plan. Each of Mr. Meyers and Dr. Hepner forfeited all equity awards which remained unvested as of the time of separation of their employment with us.
Limitations on Liability and Indemnification Agreements
As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek nonmonetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.
As permitted by Delaware law, our amended and restated bylaws provide that:
•
we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

•
we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

•
the rights provided in our amended and restated bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.
In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, Scott Tarriff (our “CEO”):
For 2020:
•
the median of the annual total compensation of our employees was $254,007;

•
the annual total compensation of our CEO was $9,469,433; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 37 to 1.

We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology:
In determining our employee population, we considered all individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries on December 31, 2020, whether employed on a full-time, part-time, seasonal or temporary basis. We did not include any contractors or other non-employee workers in our employee population.
To identify our median employee, we calculated the annual total compensation for each of our employees for the 12-month period from January 1, 2020 through December 31, 2020 using the same compensation elements we use to calculate the total annual compensation for each of our named executive officers for the 2020 Summary Compensation Table as set forth in this Proxy Statement. However, for simplicity, we calculated annual base pay using a reasonable estimate of the hours worked during 2020 for hourly employees and actual salary paid for our remaining employees. For permanent employees hired during 2020, we annualized their salary or base pay as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustment.
The pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. The SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
2020 Director Compensation Table
During 2020, each of our non-employee directors earned cash compensation for their services on our Board pursuant to our director compensation policy in effect during 2020, as described below in “Non-Employee Director Compensation Policy.” On January 5, 2020, we granted an option under our 2014 Plan to purchase 10,000 shares of our common stock to each of our then non-employee directors (the “2020 Grant”) each of which has an exercise price per share of $59.79 and by its terms vested with respect to 100% of the underlying shares on January 5, 2021, subject to the director’s continued service with us through such date.
In addition to cash and equity compensation, we reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board. We do not maintain any agreements with our directors governing their services or compensation for their services on our Board or otherwise.
The following table sets forth in summary form information regarding the compensation earned for service on our Board during the year ended December 31, 2020 by our directors who were not also our employees:
Name(1)	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Michael Graves	2020	170,000	302,681	472,681
Steven Ratoff	2020	100,000	302,681	402,681
Robert Glenning	2020	83,750	302,681	386,431
Richard A. Edlin	2020	81,250	302,681	383,931
Jennifer Simpson	2020	71,250	302,681	373,931
Luciana Borio(4)	2020	—	—	—
Scott Tarriff	2020	—	—	—

(1)
Mr. Tarriff was an employee director during 2020, and his compensation is fully reflected in the “2020 Summary Compensation Table” above. Mr. Tarriff did not receive any additional compensation in 2020 for services provided as a member of our Board.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted to our non-employee directors during 2020, computed in accordance with ASC 718, excluding any estimates of forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K in Note 7 to our financial statements, filed with the SEC on March 5, 2021. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
The aggregate number of shares of our common stock subject to outstanding option awards held by each non-employee director as of December 31, 2020 was as follows: Mr. Graves, 99,040 shares; Mr. Ratoff, 81,700 shares; Mr. Glenning, 50,000 shares; Mr. Edlin, 42,340 shares; and Dr. Simpson, 20,000 shares.

(4)
Dr. Borio joined the Board effective April 28, 2021.

Non-Employee Director Compensation
For the fiscal year ended December 31, 2020, our non-employee director compensation policy, as amended from time to time, provided that each such non-employee director would receive the following compensation for service on our Board:
•
an annual cash retainer of $65,000, paid quarterly for service (other than as chair) on the Board;

•
an additional annual cash retainer of $50,000, paid quarterly, for service as chair of the Board;

•
an additional annual cash retainer of $25,000, paid quarterly, for service as chair of the audit committee;

•
an additional annual cash retainer of $20,000, paid quarterly, for service as chair of the compensation committee;

•
an additional annual cash retainer of $12,500, paid quarterly, for service as chair of the nominating and corporate governance committee;

•
an additional annual cash retainer of $12,500, paid quarterly, for service (other than as chair) on the audit committee;

•
an additional annual cash retainer of $10,000, paid quarterly, for service (other than as chair) on the compensation committee;

•
an additional annual cash retainer of $6,250, paid quarterly, for service (other than as chair) on the nominating and corporate governance committee;

•
an annual option grant to purchase 10,000 shares of our common stock vesting monthly over one year following the grant date; and

•
upon first joining our Board, an automatic initial grant of an option to purchase 10,000 shares of our common stock vesting monthly over three years following the grant date.

Effective February 2, 2021, the Board amended our non-employee director compensation policy. Pursuant to the terms of the amended policy, each non-employee director receives the following compensation for service on our Board:
•
an annual cash retainer of $65,000, paid quarterly, for service (other than as chair) on the Board;

•
an additional annual cash retainer of $50,000, paid quarterly, for service as chair of the Board;

•
an annual cash retainer of $12,500, paid quarterly, for service (other than as chair) on the audit committee;

•
an additional annual cash retainer of $12,500, paid quarterly, for service as chair of the audit committee

•
an annual cash retainer of $10,000, paid quarterly, for service (other than as chair) on the compensation committee;

•
an additional annual cash retainer of $10,000, paid quarterly, for service as chair of the compensation committee;

•
an annual cash retainer of $6,250, paid quarterly, for service (other than as chair) on the nominating and corporate governance committee;

•
an additional annual cash retainer of $6,250, paid quarterly, for service as chair of the nominating and corporate governance committee;

•
an annual option grant to purchase 13,500 shares of our common stock vesting monthly over one year following the grant date; and

•
upon first joining our Board, an automatic initial grant of an option to purchase 13,500 shares of our common stock vesting monthly over three years following the grant date.

The Board determined the foregoing compensation upon consultation with the compensation committee and our compensation consultant and a review of market data. The Board regularly evaluates and will continue to re-evaluate non-employee director compensation from time to time in connection with the compensation committee’s and our compensation consultant’s recommendations, and our review of market data, in order to appropriately incentivize our non-employee directors.

Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders
2007 Incentive Compensation Plan	500,855	28.43	—(1)
2014 Equity Incentive Plan	2,831,035	64.64	1,753,353(2)
2014 Employee Stock Purchase Plan	—	—	1,215,837(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,331,890	59.20	2,969,190

(1)
No further grants were made under the 2007 Plan after February 11, 2014.

(2)
The number of shares of common stock reserved for issuance under the 2014 Plan will automatically increase on January 1 of each year, commencing on January 1, 2016 and ending on (and including) January 1, 2024, by 6% of the total number of shares of our capital stock outstanding on December 31st of the preceding fiscal year, or a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Plan, an additional 783,422 shares were added to the number of available shares effective January 1, 2021.

(3)
The number of shares of common stock reserved for issuance under the 2014 Employee Stock Purchase Plan will automatically increase on October 1st of each year, commencing on October 1, 2014 and ending on (and including) October 1, 2024, by the lesser of (i) 1% of the total number of shares of our capital stock outstanding on September 30th of the preceding fiscal year, (ii) 180,726 shares of our common stock or (iii) a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Employee Stock Purchase Plan, an additional 130,301 shares were added to the number of available shares effective October 1, 2020.

Related-Person Transactions Policy and Procedures
We have adopted a related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-person transactions. For purposes of our policy only, a “related-person transaction” is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.
Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is defined as any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or other independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements.
Employment Arrangements
We have entered into employment arrangements with our named executive officers as more fully described above in “Agreements with our Named Executive Officers.”
Stock Options Granted to Executive Officers and Directors
We have granted stock options to our executive officers and directors, as more fully described in the “2020 Outstanding Equity Awards at Fiscal Year-End Table” and “Director Compensation” sections above.

Indemnification Agreements
As more fully described above in “Limitations on Liability and Indemnification Agreements,” we have entered into, and intend to continue to enter into, indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws and our amended and restated certificate of incorporation. We believe that these agreements are necessary to attract and retain qualified persons as our officers and directors. We also maintain directors’ and officers’ liability insurance.

Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that: a Form 4 covering one transaction relating to an option and RSU grant was filed late for Mr. Cahill and a Form 4 filing was filed late for Mr. Ratoff covering one transaction to report the exercise of a stock option grant.
Householding Of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Eagle stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify us or your broker. Direct your written request to Secretary, Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, or call us at (201) 326-5300. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
Additional Information
Our website address is www.eagleus.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this Proxy Statement.
By Order of the Board of Directors

Scott Tarriff Chief Executive Officer and Director
April 30, 2021
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 5, 2021, is available without charge upon written request to: Corporate Secretary, Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

Appendix A
Non-GAAP Financial Performance Measures
In addition to financial information prepared in accordance with U.S. GAAP, this Proxy Statement contains adjusted net income and adjusted earnings per share from continuing operations attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.
Adjusted net income from continuing operations excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in contingent purchase price, severance, non-cash interest expense, restructuring, expense of acquired in-process research and development, debt issuance costs, asset impairment charge and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the attached (i) Reconciliation of GAAP to Adjusted Non-GAAP Net Income and Adjusted Non-GAAP Earnings per Share and (ii) Reconciliation of GAAP to Adjusted Non-GAAP EBITDA for explanations of the amounts excluded and included to arrive at adjusted net income and adjusted earnings per share amounts, and Adjusted non-GAAP EBITDA amounts, respectively, for the twelve month periods ended December 31, 2020 and 2019.
These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 5, 2021, in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

EAGLE PHARMACEUTICALS, INC.
RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP NET INCOME AND
ADJUSTED NON-GAAP EARNINGS PER SHARE (UNAUDITED)
(In thousands, except share and per share amounts)
	Twelve Months Ended December 31,
	2020	2019
Net income – GAAP	$11,989	$14,313
Adjustments:
Cost of product revenues:
Amortization expense	1,046	900
Research and development:
Stock-based compensation expense	2,682	4,442
Depreciation expense	269	286
Expense of acquired in-process research & development	—	500
Severance	—	455
Selling, general and administrative:
Stock-based compensation expense	22,074	17,556
Expense related to collaboration with Tyme	2,500	—
Amortization expense	1,620	1,620
Depreciation expense	603	686
Debt issance costs	—	88
Severance	924	—
Other:
Non-cash interest expense	472	480
Fari value adjustments on equity investment	5,300	—
Fair value adjustments on settled accelerated share repurchase agreement	2,962	—
Tax effect of the non-GAAP adjustments	(3,699)	(4,433)
Adjusted non-GAAP net income	$48,742	$36,893
Adjusted non-GAAP earnings per share:
Basic	$3.62	$2.68
Diluted	$3.54	$2.61
Weighted number of common shares outstanding:
Basic	13,481,525	13,754,516
Diluted	13,771,393	14,138,733

EAGLE PHARMACEUTICALS, INC.
RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP EBITDA (UNAUDITED)
(In thousands)
	Twelve Months Ended December 31,
	2020	2019
Net income – GAAP	$11,989	$14,313
Add back:
Interest expense, net of interest income	2,015	517
Income tax provision	10,688	7,685
Depreciation and amortization expense	3,538	3,492
Add back:
Stock-based compensation expense	24,756	21,998
Debt issuance cost	—	88
Fair value adjustments on equity investment	5,300	—
Fair value adjustments on settled accelerated share repurchase agreement	2,962	—
Expense of acquired in-process research & development	—	500
Expense related to collaboration with Tyme	2,500	—
Severance	924	455
Adjusted Non-GAAP EBITDA	$64,672	$49,048

EAGLE PHARMACEUTICALS, INC. 50 TICE BOULEVARD, SUITE 315 WOODCLIFF LAKE, NJ 07677 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EGRX2021 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D53904-P56201 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EAGLE PHARMACEUTICALS, INC. 01) Michael Graves 02) Richard A. Edlin 1. To elect two nominees for director named herein to hold office until the 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Nominees: The Board of Directors recommends you vote FOR each of the director nominees listed in Proposal 1: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Our Annual Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to: www.virtualshareholdermeeting.com/EGRX2021 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com. D53905-P56201 EAGLE PHARMACEUTICALS, INC. Annual Meeting of Stockholders July 13, 2021 10:00 AM, EDT This proxy is solicited on behalf of the Board of Directors. The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the Annual Meeting of Stockholders of Eagle Pharmaceuticals, Inc. and hereby appoint(s) Scott Tarriff and Brian Cahill, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EAGLE PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of EAGLE PHARMACEUTICALS, INC. to be held virtually via live audio-only webcast at 10:00 AM, EDT on July 13, 2021, at www.virtualshareholdermeeting.com/EGRX2021 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side